UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N‑CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number:     811‑23493
Cohen & Steers Tax‑Advantaged Preferred Securities and Income Fund

(Exact name of registrant as specified in charter)
280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)
Dana A. DeVivo
Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, New York 10017

(Name and address of agent for service)
Registrant’s telephone number, including area code:    (212) 832‑3232
Date of fiscal year end:    October 31
Date of reporting period:    October 31, 2022

Item 1. Reports to Stockholders.

COHEN & STEERS TAX‑ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

To Our Shareholders:
We would like to share with you our report for the year ended October 31, 2022. The total returns for Cohen & Steers Tax-Advantaged Preferred Securities and Income Fund (the Fund) and its comparative benchmarks were:

	Six Months Ended October 31, 2022	Year Ended October 31, 2022
Cohen & Steers Tax-Advantaged Preferred Securities and Income Fund at Net Asset Value[a]	–7.48%	–16.09%
Cohen & Steers Tax-Advantaged Preferred Securities and Income Fund at Market Value[a]	–10.73%	–23.59%
ICE BofA 7% Constrained DRD Eligible Preferred Securities Index[b]	–5.45%	–16.37%
Blended Benchmark—50% ICE BofA 7% Constrained DRD Eligible Preferred Securities Index/35% ICE BofA US IG Institutional Capital Securities Index/15% Bloomberg Developed Market USD Contingent Capital Index[b]	–6.26%	–15.29%
Bloomberg US Aggregate Bond Index[b]	–6.86%	–15.68%
The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.
The Fund expects to make regular monthly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

[a]	As a closed-end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the net asset value (NAV) per share of the Fund.
[b]	For benchmark descriptions, see page 4.

COHEN & STEERS TAX‑ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

Market Review
Preferred securities had a negative total return for the 12‑month period ended October 31, 2022, which was a broadly difficult year for financial markets amid slowing growth, high inflation and rising interest rates. In the wake of massive global monetary and fiscal stimulus in response to pandemic-induced economic weakness, a combination of tight labor markets, strong consumer demand and supply chain bottlenecks pushed inflation to a 40‑year high. The yield on the 10‑year U.S. Treasury note rose sharply, from 1.6% at the start of the period to 4.1% at period end.
In early 2022 the U.S. Federal Reserve raised its fed funds rate for the first time since December 2018, eventually raising the rate to 3.25% during the period (and to a widely anticipated 4.0% level shortly after period end), while affirming its commitment to reining in inflation. The European Central Bank began to tighten policy as well, but signaled it would remain flexible in light of the potential impact of the war in Ukraine on Europe’s economy. In this environment, preferreds had a significant absolute decline but held up better than more interest rate sensitive securities such as Treasuries and investment-grade corporate bonds. Preferred securities underperformed high-yield debt and short-term corporate bonds.
Fund Performance
The Fund had a negative total return in the period and underperformed its blended benchmark on a NAV and market-price basis.
The macro headwinds rattling financial markets notwithstanding, fundamentals for issuers of preferreds remained solid. Banks, which are the largest issuers of preferreds, reported earnings that continued to be encouraging from a credit perspective. Positive factors reported by banks included continued strong credit quality, loan growth, expanding net interest margins and better-than-expected trading activity revenues. And despite increased economic uncertainty, loan credit quality remained strong and bank management teams sounded upbeat on consumer and corporate balance sheets. Capital ratios declined modestly as excess capital was returned to shareholders in the form of large stock buybacks. Overall, however, banks’ capital ratios remained at high levels and well above regulatory minimums in the U.S. as well as Europe.
Bank preferreds modestly outperformed the blended benchmark in the period. The portfolio’s allocation to bank preferreds helped relative performance due to security selection. Within banking and in general, we favored higher-coupon, shorter duration securities that tended to outperform as bond yields rose.
The insurance sector modestly underperformed the overall preferreds market. The relatively poor performance came despite property & casualty insurance companies having significant premium growth with the recovering economy and life insurers benefiting from a declining overall Covid impact and from solid results in their investment portfolios. Security selection in insurance contributed to the portfolio’s relative return.
The utility sector held up better than the broader preferreds market. Security selection in utilities hindered the portfolio’s relative performance, due in part to holding out‑of‑benchmark positions in a France-based electric utility that struggled, impacted by a regulatory cap on power prices as power costs rose.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

The pipeline sector also underperformed broader preferreds, although pipeline company cash flows continued to improve on higher crude oil prices, driven by recovering demand and geopolitical supply disruptions. Security selection in pipelines, including overweight or out‑of‑benchmark positions in certain high-coupon issues from U.S. and Canadian midstream energy companies, contributed positively to relative performance.
Elsewhere of note, security selection in the brokerage sector helped relative performance; security selection in telecommunication services and an overweight in the real estate sector detracted from performance.
Impact of Leverage on Fund Performance
The Fund employs leverage as part of an effort to enhance yield. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), significantly detracted from the Fund’s performance for the 12‑month period ended October 31, 2022.
Impact of Derivatives on Fund Performance
The Fund used derivatives in the form of forward foreign currency exchange contracts for managing currency risk on certain Fund positions denominated in foreign currencies. The currency exchange contracts significantly contributed to the Fund’s total return for the 12‑month period ended October 31, 2022.
In connection with its use of leverage, the Fund pays interest on a portion of its borrowings based on a floating rate under the terms of its credit agreement. To reduce the impact that an increase in interest rates could have on the performance of the Fund with respect to these borrowings, the Fund used interest rate swaps to exchange a portion of the floating rate for a fixed rate. The Fund’s use of swaps significantly contributed to the Fund’s total return for the 12‑month period ended October 31, 2022.
The Fund also invested in binary options (currency and European index options) with the intention of managing volatility in certain European holdings. The binary options did not have a material effect on the Fund’s total return for the 12-month period ended October 31, 2022.
Sincerely,

WILLIAM F. SCAPELL Portfolio Manager	ELAINE ZAHARIS-NIKAS Portfolio Manager

JERRY DOROST Portfolio Manager

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

Benchmark Descriptions
ICE BofA 7% Constrained DRD Eligible Preferred Securities Index contains all securities in the ICE BofA Fixed Rate Preferred Securities Index that are DRD (dividends received deduction) eligible, but caps issuer exposure at 7%. The ICE BofA US IG Institutional Capital Securities Index tracks the performance of US dollar denominated investment grade hybrid capital corporate and preferred securities publicly issued in the US domestic market. The Bloomberg Developed Market USD Contingent Capital Index includes hybrid capital securities in developed markets with explicit equity conversion or write down loss absorption mechanisms that are based on an issuer’s regulatory capital ratio or other explicit solvency-based triggers. The Bloomberg US Aggregate Bond Index is a broad-market measure of the US dollar-denominated investment-grade fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.
The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com
For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.
Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

Our Leverage Strategy
(Unaudited)
Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing net income available for shareholders. As of October 31, 2022 leverage represented 38% of the Fund’s managed assets.
Through a combination of variable rate financing and interest rate swaps, the Fund has locked in interest rates on a significant portion of this additional capital through 2027 (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund’s NAV in both up and down markets. However, we believe that locking in portions of the Fund’s leveraging costs for the various terms partially protects the Fund’s expenses from an increase in short-term interest rates.
Leverage Factsa,b

Leverage (as a % of managed assets)	38%
% Variable Rate Financing	15%
Variable Rate	3.8%
% Fixed Rate Financing[c]	85%
Weighted Average Rate on Fixed Financing	0.9%
Weighted Average Term on Fixed Financing	3.4 years
The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

[a]	Data as of October 31, 2022. Information is subject to change.
[b]	See Note 7 in Notes to Financial Statements.
[c]	Represents fixed payer interest rate swap contracts on variable rate borrowing.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

Performance Review (Unaudited)
Growth of a $10,000 Investment

Average Annual Total Returns—For Periods Ended October 31, 2022

	1 Year	5 Years	10 Years	Since Inception[b]
Fund at NAV	–16.09%	—	—	–4.03%
Fund at Market Value	–23.59%	—	—	–10.12%
The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

[a]
The comparative indexes are not adjusted to reflect expenses or other fees that the U.S. Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund’s performance assumes dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan.

[b]	Commencement of investment operations was October 28, 2020.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

October 31, 2022 Top Ten Holdingsa (Unaudited)

Security	Value	% of Managed Assets

Charles Schwab Corp./The, 5.375% to 6/1/25, Series G	$46,736,938	2.6
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S	42,601,609	2.4
PNC Financial Services Group, Inc./The, 8.118% (3 Month US LIBOR + 3.678%), Series O (FRN)	37,439,895	2.1
Wells Fargo & Co., 5.875% to 6/15/25, Series U	31,555,562	1.8
Bank of America Corp., 6.10% to 3/17/25, Series AA	31,385,087	1.8
Bank of America Corp., 6.25% to 9/5/24, Series X	30,761,550	1.7
Prudential Financial, Inc., 5.625% to 6/15/23, due 6/15/43	27,395,842	1.5
Citigroup, Inc., 5.95% to 1/30/23	27,228,509	1.5
Citigroup, Inc., 6.25% to 8/15/26, Series T	25,618,178	1.4
WESCO International, Inc., 10.625% to 6/22/25, Series A	25,431,624	1.4

[a]
Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdownb
(Based on Managed Assets)
(Unaudited)

[b]	Excludes derivative instruments.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS
October 31, 2022

		Shares	Value

PREFERRED SECURITIES—$25 PAR VALUE	34.6%
BANKS	5.7%
Citigroup, Inc., 6.875% to 11/15/23, Series Ka,b,c		217,434	$5,488,034
Dime Community Bancshares, Inc., 5.50%[c]		23,589	458,806
Fifth Third Bancorp, 6.00%, Series Ac		73,313	1,601,156
First Horizon Corp., 6.50%[a,c]		341,409	8,176,746
First Republic Bank/CA, 4.50%, Series Na,c		70,000	1,178,800
Fulton Financial Corp., 5.125%, Series Aa,c		61,006	1,225,001
PacWest Bancorp, 7.75% to 9/1/2027, Series Ab,c		148,765	3,692,347
PNC Financial Services Group, Inc./The, 6.849% (3 Month US LIBOR + 4.067%), Series P (FRN)[a,c,d]		641,724	16,331,876
Regions Financial Corp., 5.70% to 5/15/29, Series Ca,b,c		136,304	2,837,849
Signature Bank/New York NY, 5.00%, Series aa,c		233,218	4,109,301
Texas Capital Bancshares, Inc., 5.75%, Series Ba,c		239,587	4,751,010
Washington Federal, Inc., 4.875%, Series Aa,c		234,151	4,081,252
Wells Fargo & Co., 6.625% to 3/15/24, Series Ra,b,c		120,000	3,001,200
Wells Fargo & Co., 4.75%, Series Za,c		246,369	4,434,642
Western Alliance Bancorp, 4.25% to 9/30/26, Series Aa,b,c		91,755	1,835,100

			63,203,120

ELECTRIC	3.8%
CMS Energy Corp., 5.875%, due 10/15/78[a]		80,000	1,741,600
SCE Trust V, 5.45% to 3/15/26, Series K (TruPS)[a,b,c]		462,414	8,869,101
SCE Trust VI, 5.00% (TruPS)[a,c]		385,394	6,609,507
WESCO International, Inc., 10.625% to 6/22/25, Series Ab,c		941,912	25,431,624

			42,651,832

ELECTRIC—FOREIGN	0.5%
BIP Bermuda Holdings I Ltd., 5.125% (Canada)[a,c]		111,041	1,937,665
Brookfield Infrastructure Finance ULC, 5.00%, due 5/24/81 (Canada)[a]		214,600	3,416,432

			5,354,097

ENERGY—FOREIGN	0.2%
TC Energy Corp., 3.762% to 10/30/24, Series 9 (Canada)[a,b,c]		200,000	2,347,414

FINANCIAL	8.8%
DIVERSIFIED FINANCIAL SERVICES	4.1%
Apollo Asset Management, Inc., 6.375%, Series Aa,c		342,205	7,415,582

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
October 31, 2022

		Shares	Value
Apollo Asset Management, Inc., 6.375%, Series Ba,c		157,225	$3,427,505
Federal Agricultural Mortgage Corp., 4.875%, Series Gc		410,836	7,263,581
Oaktree Capital Group LLC, 6.625%, Series Aa,c		304,143	7,208,189
Oaktree Capital Group LLC, 6.55%, Series Ba,c		697,421	16,152,270
Synchrony Financial, 5.625%, Series Aa,c		206,241	3,499,910

			44,967,037

INVESTMENT BANKER/BROKER	4.7%
Charles Schwab Corp./The, 5.95%, Series Da,c		148,201	3,413,069
Morgan Stanley, 7.125% to 10/15/23, Series Ea,b,c		209,424	5,246,071
Morgan Stanley, 6.875% to 1/15/24, Series Fa,b,c		879,462	22,004,139
Morgan Stanley, 6.375% to 10/15/24, Series Ia,b,c		421,424	10,236,389
Morgan Stanley, 5.85% to 4/15/27, Series Ka,b,c		129,740	2,972,344
Morgan Stanley, 6.50%, Series Pa,c		335,271	8,314,721

			52,186,733

TOTAL FINANCIAL			97,153,770

INDUSTRIALS—CHEMICALS	1.0%
CHS, Inc., 7.50%, Series 4[c]		417,538	10,722,376

INSURANCE	7.0%
LIFE/HEALTH INSURANCE	4.3%
Athene Holding Ltd., 6.35% to 6/30/29, Series Aa,b,c		393,502	9,369,283
Athene Holding Ltd., 6.375% to 6/30/25, Series Ca,b,c		526,159	13,117,144
Athene Holding Ltd., 4.875%, Series Da,c		243,569	4,191,822
Brighthouse Financial, Inc., 6.75%, Series Ba,c		21,072	478,124
Brighthouse Financial, Inc., 5.375%, Series Ca,c		677,700	12,171,492
CNO Financial Group, Inc., 5.125%, due 11/25/60[a]		51,283	933,350
Equitable Holdings, Inc., 5.25%, Series Aa,c		213,915	3,983,097
Prudential Financial, Inc., 5.95%, due 9/1/62[a]		143,407	3,437,466

			47,681,778

MULTI-LINE	0.3%
Kemper Corp., 5.875% to 3/15/27, due 3/15/62[a,b]		164,250	3,431,182

PROPERTY CASUALTY	0.8%
Assurant, Inc., 5.25%, due 1/15/61[a]		75,306	1,418,012
Enstar Group Ltd., 7.00% to 9/1/28, Series Da,b,c		351,514	7,726,278

			9,144,290

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
October 31, 2022

		Shares	Value
REINSURANCE	1.1%
Arch Capital Group Ltd., 5.45%, Series Fa,c		125,765	$2,547,999
Reinsurance Group of America, Inc., 7.125% to 10/15/27, due 10/15/52[a,b]		363,200	9,199,856

			11,747,855

REINSURANCE—FOREIGN	0.5%
SiriusPoint Ltd., 8.00% to 2/26/26, Series B (Bermuda)[b,c]		228,000	5,380,800

TOTAL INSURANCE			77,385,905

INTEGRATED TELECOMMUNICATIONS SERVICES	2.0%
Telephone and Data Systems, Inc., 6.625%, Series UUa,c		384,167	7,717,915
Telephone and Data Systems, Inc., 6.00%, Series VVa,c		392,182	6,941,621
United States Cellular Corp., 5.50%, due 3/1/70[a]		247,168	4,219,158
United States Cellular Corp., 5.50%, due 6/1/70[a]		230,835	3,947,279

			22,825,973

PIPELINES	1.7%
Energy Transfer LP, 7.625% to 8/15/23, Series Da,b,c		209,117	4,780,414
Energy Transfer LP, 7.60% to 5/15/24, Series Ea,b,c		611,093	14,073,472

			18,853,886

PIPELINES—FOREIGN	0.6%
Enbridge, Inc., 5.949% to 6/1/23, Series 1 (Canada)[a,b,c]		100,000	2,285,000
Enbridge, Inc., 2.983% to 9/1/25, Series 15 (Canada)[a,b,c]		300,000	3,320,733
Enbridge, Inc., 4.449% to 3/1/24, Series 7 (Canada)[a,b,c]		55,500	672,184

			6,277,917

REAL ESTATE	2.3%
DATA CENTERS	0.6%
DigitalBridge Group, Inc., 7.125%, Series Hc		208,835	3,949,070
DigitalBridge Group, Inc., 7.125%, Series Jc		162,502	3,022,537

			6,971,607

HOTEL	0.5%
Chatham Lodging Trust, 6.625%, Series Ac		85,000	1,619,250
Pebblebrook Hotel Trust, 6.375%, Series Gc		216,552	3,949,909

			5,569,159

OFFICE	1.2%
Arbor Realty Trust, Inc., 6.375%, Series Dc		175,000	3,059,000

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
October 31, 2022

		Shares		Value
Brookfield Property Preferred LP, 6.25%, due 7/26/81[a]		450,000		$7,029,000
Vornado Realty Trust, 5.25%, Series Na,c		175,000		2,714,250

				12,802,250

TOTAL REAL ESTATE				25,343,016

UTILITIES	1.0%
ELECTRIC—FOREIGN	0.5%
Brookfield BRP Holdings Canada, Inc., 4.625% (Canada)[a,c]		208,034		3,031,056
Brookfield BRP Holdings Canada, Inc., 4.875% (Canada)[a,c]		168,056		2,500,673

				5,531,729

GAS—DISTRIBUTION	0.5%
NiSource, Inc., 6.50% to 3/15/24, Series Ba,b,c		240,043		5,931,462

TOTAL UTILITIES				11,463,191

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$462,162,138)				383,582,497

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	119.3%
BANKS	41.4%
AgriBank FCB, 6.875% to 1/1/24[a,b,c]		6,000	†	596,250
Ally Financial, Inc., 4.70% to 5/15/28, Series Cb,c		$13,580,000		9,166,500
Bank of America Corp., 5.875% to 3/15/28, Series FFa,b,c		10,246,000		8,832,052
Bank of America Corp., 6.10% to 3/17/25, Series AAa,b,c		32,500,000		31,385,087
Bank of America Corp., 6.125% to 4/27/27, Series TTa,b,c		4,400,000		4,169,000
Bank of America Corp., 6.25% to 9/5/24, Series Xa,b,c		31,520,000		30,761,550
Bank of America Corp., 6.30% to 3/10/26, Series DDa,b,c		3,585,000		3,513,515
Bank of America Corp., 6.50% to 10/23/24, Series Za,b,c		9,223,000		9,176,885
Capital One Financial Corp., 3.95% to 9/1/26, Series Mb,c		3,351,000		2,515,060
Citigroup, Inc., 3.875% to 2/18/26[b,c]		4,370,000		3,598,695
Citigroup, Inc., 4.00% to 12/10/25, Series Wb,c		1,419,000		1,200,474
Citigroup, Inc., 4.15% to 11/15/26, Series Yb,c		1,685,000		1,320,359
Citigroup, Inc., 5.95% to 1/30/23[b,c]		27,331,000		27,228,509
Citigroup, Inc., 5.95% to 5/15/25, Series Pb,c		22,150,000		20,077,415
Citigroup, Inc., 6.25% to 8/15/26, Series Tb,c		26,476,000		25,618,178
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series Fb,c		10,664,000		10,173,446

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
October 31, 2022

	Principal Amount		Value
Citizens Financial Group, Inc., 6.375% to 4/6/24, Series Cb,c	$1,415,000		$1,297,206
CoBank ACB, 6.45% to 10/1/27, Series Ka,b,c	6,590,000		6,408,821
Comerica, Inc., 5.625% to 7/1/25, Series Ab,c	9,060,000		8,822,628
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144Ab,c,e	7,000	†	698,250
Goldman Sachs Group, Inc./The, 3.65% to 8/10/26, Series Ub,c	4,684,000		3,571,191
Goldman Sachs Group, Inc./The, 4.125% to 11/10/26, Series Vb,c	2,132,000		1,676,285
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Qa,b,c	7,097,000		6,764,932
Huntington Bancshares, Inc., 5.625% to 7/15/30, Series Fa,b,c	7,141,000		6,525,777
JPMorgan Chase & Co., 6.00% to 8/1/23, Series Ra,b,c	2,668,000		2,634,650
JPMorgan Chase & Co., 6.10% to 10/1/24, Series Xa,b,c	6,200,000		6,074,109
JPMorgan Chase & Co., 6.125% to 4/30/24, Series Ua,b,c	14,592,000		14,439,076
JPMorgan Chase & Co., 6.75% to 2/1/24, Series Sa,b,c	42,575,000		42,601,609
M&T Bank Corp., 6.45% to 2/15/24, Series Eb,c	9,864,000		9,540,228
PNC Financial Services Group, Inc./The, 6.00% to 5/15/27, Series Ua,b,c	2,502,000		2,326,860
PNC Financial Services Group, Inc./The, 6.20% to 9/15/27, Series Va,b,c	12,150,000		11,538,855
PNC Financial Services Group, Inc./The, 6.4602% (3 Month US LIBOR + 3.678%), Series O (FRN)[a,c,d]	37,399,000		37,439,895
Regions Financial Corp., 5.75% to 6/15/25, Series Db,c	10,429,000		10,142,203
SVB Financial Group, 4.00% to 5/15/26, Series Cb,c	11,130,000		7,802,639
SVB Financial Group, 4.25% to 11/15/26, Series Db,c	11,350,000		7,610,779
SVB Financial Group, 4.70% to 11/15/31, Series Eb,c	6,030,000		4,055,175
Truist Financial Corp., 4.80% to 9/1/24, Series Na,b,c	4,000,000		3,601,000
Truist Financial Corp., 4.95% to 9/1/25, Series Pa,b,c	9,950,000		9,552,000
Truist Financial Corp., 5.10% to 3/1/30, Series Qa,b,c	10,787,000		9,493,351
Truist Financial Corp., 5.125% to 12/15/27, Series Mb,c	2,239,000		1,791,200
US Bancorp, 3.70% to 1/15/27, Series Nb,c	6,495,000		5,066,100
Wells Fargo & Co., 3.90% to 3/15/26, Series BBb,c	19,300,000		16,397,762
Wells Fargo & Co., 5.875% to 6/15/25, Series Ub,c	32,785,000		31,555,562

			458,761,118

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
October 31, 2022

		Principal Amount	Value
BANKS—FOREIGN	29.5%
Abanca Corp. Bancaria SA, 6.00% to 1/20/26 (Spain)[b,c,f,g]		$4,000,000	$3,288,124
Abanca Corp. Bancaria SA, 7.50% to 10/2/23 (Spain)[b,c,f,g]		3,600,000	3,419,265
Australia & New Zealand Banking Group Ltd./United Kingdom, 6.75% to 6/15/26, 144A (Australia)[a,b,c,e,g]		4,200,000	4,025,878
Banco BPM SpA, 6.50% to 1/19/26 (Italy)[b,c,f,g]		800,000	672,029
Banco BPM SpA, 7.00% to 4/12/27 (Italy)[b,c,f,g]		1,800,000	1,446,749
Banco de Sabadell SA, 5.75% to 3/15/26 (Spain)[a,b,c,f,g]		2,000,000	1,650,506
Banco Mercantil del Norte SA/Grand Cayman, 6.625% to 1/24/32, 144A (Mexico)[b,c,e,g]		1,000,000	751,500
Banco Santander SA, 7.50% to 2/8/24 (Spain)[b,c,f,g]		3,800,000	3,607,625
Bank of Ireland Group PLC, 7.50% to 5/19/25 (Ireland)[b,c,f,g]		8,675,000	8,380,507
Bank of Nova Scotia/The, 8.625% to 10/27/27, due 10/27/82 (Canada)[a],b		8,200,000	8,250,153
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)[a,b,c,g]		2,000,000	1,737,500
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)[a,b,c,g]		13,000,000	12,264,823
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)[a,b,c,g]		19,200,000	17,248,398
Barclays PLC, 8.875% to 9/15/27 (United Kingdom)[a,b,c,f,g]		12,600,000	13,955,307
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)[b,c,e,g]		8,400,000	8,146,023
BNP Paribas SA, 7.75% to 8/16/29, 144A (France)[b,c,e,g]		24,400,000	23,066,178
Commerzbank AG, 7.00% to 4/9/25 (Germany)[b,c,f,g]		5,000,000	4,299,455
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)[a,b,c,e,g]		5,400,000	5,051,591
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)[a,b,c,e,g]		21,600,000	21,528,482
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)[a,b,c,e,g]		4,460,000	4,452,409
Credit Suisse Group AG, 6.375% to 8/21/26, 144A (Switzerland)[b,c,e,g]		4,800,000	3,590,913
Credit Suisse Group AG, 7.25% to 9/12/25, 144A (Switzerland)[b,c,e,g]		10,800,000	8,458,020
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)[a,b,c,e,g]		20,400,000	18,130,500
Credit Suisse Group AG, 9.75% to 6/23/27, 144A (Switzerland)[a,b,c,e,g]		15,400,000	14,670,459

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
October 31, 2022

	Principal Amount	Value
Deutsche Bank AG, 6.00% to 10/30/25, Series 2020 (Germany)[b,c,g]	$3,200,000	$2,519,329
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)[b,c,g]	8,000,000	7,045,873
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, 144A (United Kingdom)[a,b,c,e]	2,758,000	3,395,158
ING Groep N.V., 4.875% to 5/16/29 (Netherlands)[b,c,f,g]	600,000	426,375
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)[a,b,c,g]	1,000,000	912,301
ING Groep N.V., 6.75% to 4/16/24 (Netherlands)[b,c,f,g]	5,600,000	5,316,500
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (Italy)[a,b,c,e,g]	8,800,000	7,640,011
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)[b,c,g]	9,600,000	9,175,332
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)[b,c,g]	4,000,000	3,720,000
Lloyds Banking Group PLC, 8.50% to 9/27/27 (United Kingdom)[b,c,g]	1,970,000	2,194,060
Natwest Group PLC, 6.00% to 12/29/25 (United Kingdom)[a,b,c,g]	2,000,000	1,784,800
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)[a,b,c,g]	9,200,000	8,692,850
Nordea Bank Abp, 6.625% to 3/26/26, 144A (Finland)[a,b,c,e,f,g]	1,000,000	946,975
Skandinaviska Enskilda Banken AB, 6.875% to 6/30/27 (Sweden)[a,b,c,f,g]	3,800,000	3,568,109
Societe Generale SA, 5.375% to 11/18/30, 144A (France)[b,c,e,g]	1,200,000	872,222
Societe Generale SA, 6.75% to 4/6/28, 144A (France)[b,c,e,g]	3,800,000	3,101,738
Societe Generale SA, 7.875% to 12/18/23, 144A (France)[b,c,e,g]	20,294,000	19,809,207
Societe Generale SA, 8.00% to 9/29/25, 144A (France)[b,c,e,g]	5,000,000	4,926,983
Svenska Handelsbanken AB, 4.75% to 3/1/31 (Sweden)[b,c,f,g]	5,000,000	3,868,750
Toronto-Dominion Bank/The, 8.125% to 10/31/27, due 10/31/82 (Canada)[a],b	10,400,000	10,543,000
UBS Group AG, 6.875% to 8/7/25 (Switzerland)[b,c,f,g]	8,200,000	7,801,267
UBS Group AG, 7.00% to 2/19/25 (Switzerland)[b,c,f,g]	5,200,000	5,050,001
UBS Group AG, 7.00% to 1/31/24, 144A (Switzerland)[b,c,e,g]	11,000,000	10,666,844

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
October 31, 2022

		Principal Amount	Value
UniCredit SpA, 8.00% to 6/3/24 (Italy)[b,c,f,g]		$8,570,000	$8,039,731
Virgin Money UK PLC, 8.25% to 6/17/27 (United Kingdom)[b,c,f,g]		3,000,000	2,957,663

			327,067,473

ELECTRIC	3.6%
CenterPoint Energy, Inc., 6.125% to 9/1/23, Series Ab,c		8,538,000	8,024,083
Dominion Energy, Inc., 4.35% to 1/15/27, Series Cb,c		15,563,000	12,952,929
Duke Energy Corp., 4.875% to 9/16/24[a,b,c]		6,000,000	5,385,000
NextEra Energy Capital Holdings, Inc., 3.80% to 3/15/27, due 3/15/82[b]		1,250,000	953,145
Southern California Edison Co., 6.981% (3 Month US LIBOR + 4.199%), Series E (FRN)[c,d]		9,175,000	9,016,488
Southern Co./The, 5.113%, due 8/1/27[a]		3,920,000	3,816,787

			40,148,432

ELECTRIC—FOREIGN	3.6%
Electricite de France SA, 5.375% to 1/29/25, Series EMTN (France)[a,b,c,f]		7,600,000	6,932,111
Electricite de France SA, 6.00% to 1/29/26, Series EMTN (France)[a,b,c,f]		13,400,000	12,660,581
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16‑A (Canada)[a,b]		18,175,000	17,009,474
SSE PLC, 4.00% to 1/21/28 (United Kingdom)[a,b,c,f]		3,300,000	2,898,413

			39,500,579

FINANCIAL	11.1%
CREDIT CARD	2.1%
American Express Co., 3.55% to 9/15/26[b,c]		3,381,000	2,616,049
Discover Financial Services, 5.50% to 10/30/27, Series Cb,c		8,776,000	6,817,631
Discover Financial Services, 6.125% to 6/23/25, Series Db,c		14,894,000	14,345,897

			23,779,577

DIVERSIFIED FINANCIAL SERVICES	0.8%
Aircastle Ltd., 5.25% to 6/15/26, Series A, 144Ab,c,e		2,920,000	2,198,318
Ares Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51, 144Ab,e		3,950,000	3,008,653

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
October 31, 2022

		Principal Amount	Value
ILFC E‑Capital Trust II, 5.365% (30 Year CMT + 1.80%), due 12/21/65, 144A (TruPS) (FRN)[d,e]		$5,352,000	$3,505,560

			8,712,531

DIVERSIFIED FINANCIAL SERVICES—FOREIGN	0.2%
Julius Baer Group Ltd., 6.875% to 6/9/27 (Switzerland)[b,c,f,g]		2,400,000	2,234,194

INVESTMENT BANKER/BROKER	8.0%
Charles Schwab Corp./The, 4.00% to 12/1/30, Series Hb,c		6,235,000	4,638,840
Charles Schwab Corp./The, 4.00% to 6/1/26, Series Ia,b,c		29,848,000	24,576,843
Charles Schwab Corp./The, 5.375% to 6/1/25, Series Ga,b,c		47,630,000	46,736,938
Charles Schwab Corp./The, 7.602% (3 Month US LIBOR + 4.82%), Series A (FRN)[a,c,d]		7,200,000	7,200,000
Morgan Stanley, 5.875% to 9/15/26, Series Ma,b,c		5,420,000	5,229,432

			88,382,053

TOTAL FINANCIAL			123,108,355

FOOD	0.4%
Land O’ Lakes, Inc., 7.00%, 144Ac,e		3,600,000	3,338,532
Land O’ Lakes, Inc., 7.25%, 144Ac,e		1,600,000	1,496,088

			4,834,620

INSURANCE	15.7%
FINANCE	0.1%
Liberty Mutual Group, Inc., 4.125% to 9/15/26, due 12/15/51, 144Ab,e		2,023,000	1,519,971

LIFE/HEALTH INSURANCE	6.9%
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52, 144Aa,b,e		11,195,000	10,113,471
MetLife, Inc., 9.25%, due 4/8/38, 144Aa,e		2,500,000	2,875,905
Prudential Financial, Inc., 5.625% to 6/15/23, due 6/15/43[a,b]		27,666,000	27,395,842
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52[a,b]		13,734,000	12,562,411
SBL Holdings, Inc., 6.50% to 11/13/26, 144Ab,c,e		8,120,000	6,150,900
SBL Holdings, Inc., 7.00% to 5/13/25, 144Ab,c,e		9,813,000	7,911,731
Voya Financial, Inc., 5.65% to 5/15/23, due 5/15/53[b]		3,000,000	2,898,870

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
October 31, 2022

		Principal Amount	Value
Voya Financial, Inc., 6.125% to 9/15/23, Series Ab,c		$6,200,000	$6,060,500

			75,969,630

LIFE/HEALTH INSURANCE—FOREIGN	4.1%
AXA SA, 5.125% to 1/17/27, due 1/17/47, Series EMTN (France)[a,b,f]		2,000,000	1,841,750
Cloverie PLC for Zurich Insurance Co., Ltd., 5.625% to 6/24/26, due 6/24/46, Series EMTN (Switzerland)[a,b,f]		2,000,000	1,870,050
Dai‑ichi Life Insurance Co., Ltd./The, 5.10% to 10/28/24, 144A (Japan)[a,b,c,e]		2,000,000	1,907,756
Fukoku Mutual Life Insurance Co., 6.50% to 9/19/23 (Japan)[b,c,f]		14,830,000	14,629,054
Kyobo Life Insurance Co., Ltd., 5.90%, due 6/15/52, 144A (South Korea)[b,c,e]		4,200,000	3,843,000
La Mondiale SAM, 5.05% to 12/17/25 (France)[a,b,c,f]		2,000,000	1,914,378
Nippon Life Insurance Co., 5.10% to 10/16/24, due 10/16/44, 144A (Japan)[a,b,e]		6,100,000	5,853,830
Pension Insurance Corp. PLC, 7.375% to 7/25/29 (United Kingdom)[a,b,c,g]		6,032,000	6,033,024
Phoenix Group Holdings PLC, 5.625% to 1/29/25 (United Kingdom)[a,b,c,f,g]		4,000,000	3,313,500
Rothesay Life PLC, 4.875% to 4/13/27, Series NC6 (United Kingdom)[b,c,f,g]		5,800,000	3,949,104

			45,155,446

MULTI-LINE—FOREIGN	0.5%
UnipolSai Assicurazioni SpA, 5.75% to 6/18/24, Series EMTN (Italy)[b,c,f]		5,869,000	5,684,275

PROPERTY CASUALTY	2.0%
Enstar Finance LLC, 5.50% to 1/15/27, due 1/15/42[b]		5,970,000	4,700,181
Enstar Finance LLC, 5.75% to 9/1/25, due 9/1/40[b]		6,300,000	5,611,769
Markel Corp., 6.00% to 6/1/25[b,c]		12,317,000	11,808,254

			22,120,204

PROPERTY CASUALTY—FOREIGN	1.4%
Athora Netherlands NV, 7.00% to 6/19/25 (Netherlands)[b,c,f,g]		5,030,000	4,554,658

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
October 31, 2022

		Principal Amount	Value
Lancashire Holdings Ltd., 5.625% to 3/18/31, due 9/18/41 (United Kingdom)[b,f]		$8,000,000	$5,968,000
QBE Insurance Group Ltd., 5.875% to 5/12/25, 144A (Australia)[a,b,c,e]		5,515,000	5,034,384

			15,557,042

REINSURANCE	0.6%
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51, 144Ab,e		8,910,000	6,588,190

REINSURANCE—FOREIGN	0.1%
Swiss Re Finance Luxembourg SA, 5.00% to 4/2/29, due 4/2/49, 144A (Switzerland)[b,e]		1,400,000	1,222,067

TOTAL INSURANCE			173,816,825

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	2.2%
Orange SA, 5.75% to 4/1/23, Series EMTN (France)[a,b,c,f]		2,000,000	2,282,131
Telefonica Europe BV, 5.875% to 3/31/24 (Spain)[b,c,f]		13,600,000	13,418,356
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)[b]		5,280,000	3,758,040
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)[b]		4,875,000	4,642,121

			24,100,648

OIL & GAS—FOREIGN	1.2%
BP Capital Markets PLC, 4.375% to 6/22/25 (United Kingdom)[a,b,c]		4,000,000	3,765,000
BP Capital Markets PLC, 4.875% to 3/22/30 (United Kingdom)[a,b,c]		11,300,000	9,572,512

			13,337,512

PIPELINES	1.6%
Energy Transfer LP, 6.50% to 11/15/26, Series Hb,c		6,600,000	5,692,500
Energy Transfer LP, 7.125% to 5/15/30, Series Ga,b,c		14,600,000	12,145,302

			17,837,802

PIPELINES—FOREIGN	4.9%
Enbridge, Inc., 5.50% to 7/15/27, due 7/15/77, Series 2017‑A (Canada)[a,b]		950,000	815,896

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
October 31, 2022

		Principal Amount	Value
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20‑A (Canada)[a,b]		$21,030,000	$18,634,893
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16‑A (Canada)[a,b]		2,421,000	2,181,053
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)[a,b]		8,605,000	7,616,662
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)[a,b]		4,812,000	4,551,521
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83 (Canada)[a,b]		10,208,000	9,838,754
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)[a,b]		4,052,000	3,408,745
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)[a,b]		8,885,000	7,618,888

			54,666,412

REAL ESTATE—RETAIL—FOREIGN	0.8%
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80, 144A (Australia)[b,e]		11,600,000	8,879,218

UTILITIES	3.3%
ELECTRIC	1.6%
Edison International, 5.00% to 12/15/26, Series Ba,b,c		5,197,000	4,222,562
Sempra Energy, 4.125% to 1/1/27, due 4/1/52[b]		8,400,000	6,336,655
Sempra Energy, 4.875% to 10/15/25[b,c]		7,230,000	6,585,352

			17,144,569

ELECTRIC—FOREIGN	1.5%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)[b]		10,622,000	8,577,265
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)[b,e]		8,496,000	8,470,455

			17,047,720

GAS—DISTRIBUTION	0.2%
South Jersey Industries, Inc., 5.02%, due 4/15/31		2,850,000	2,233,207

TOTAL UTILITIES			36,425,496

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$1,501,708,942)			1,322,484,490

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
October 31, 2022

		Principal Amount	Value
CORPORATE BONDS	0.4%
ELECTRIC—FOREIGN	0.3%
Enel Finance America LLC, 7.10%,, due 10/14/27, 144A (Italy)[a,e]		$2,000,000	$1,995,377
Enel Finance International NV, 7.50%,, due 10/14/32, 144A (Italy)[a,e]		1,600,000	1,604,791

			3,600,168

INSURANCE—LIFE/HEALTH INSURANCE	0.1%
SBL Holdings, Inc., 5.00%,, due 2/18/31, 144Ae		720,000	540,726

TOTAL CORPORATE BONDS (Identified cost—$4,145,104)			4,140,894

		Shares
SHORT‑TERM INVESTMENTS	5.2%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Institutional Class, 2.57%[h]		58,242,443	58,242,443

TOTAL SHORT‑TERM INVESTMENTS (Identified cost—$58,242,443)			58,242,443

PURCHASED OPTION CONTRACTS (Premiums paid—$373,422)	0.0%		429,294

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$2,026,632,049)	159.5%		1,768,879,618
LIABILITIES IN EXCESS OF OTHER ASSETS	(59.5)		(660,154,719)

NET ASSETS (Equivalent to $20.06 per share based on 55,273,457 shares of common stock outstanding)	100.0%		$1,108,724,899

Over‑the‑Counter Option Contracts
Purchased Options
Binary Options

Description	Counterparty	Exercise Price/Rate	Expiration date	Notional amount[i]	Premium paid	Value
Put—Euro Currency	Goldman Sachs International	0.98	1/27/23	$1,297,000	$373,422	$429,294

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
October 31, 2022

Centrally Cleared Interest Rate Swap Contracts

	Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly)	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
	$125,000,000	0.270%	Monthly	3.489%[j]	Monthly	12/20/24	$11,206,814	$—	$11,206,814
	35,000,000	0.249%	Monthly	3.489%[j]	Monthly	12/20/24	3,156,449	(687)	3,155,762
	125,000,000	0.360%	Monthly	3.489%[j]	Monthly	12/20/25	14,812,472	—	14,812,472
	35,000,000	0.349%	Monthly	3.489%[j]	Monthly	12/20/25	4,162,266	(1,728)	4,160,538
	160,000,000	0.464%	Monthly	3.489%[j]	Monthly	12/20/26	22,870,477	(3,060)	22,867,417
	70,000,000	0.930%	Monthly	3.443%[j]	Monthly	9/15/27	9,981,738	—	9,981,738
GBP	28,000,000	0.900%	Monthly	2.185%[k]	Monthly	9/15/27	4,700,092	—	4,700,092

							$70,890,308	$(5,475)	$70,884,833

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	CAD	8,903,650	USD	6,458,191	11/2/22	$(77,321)
Brown Brothers Harriman	EUR	56,174,747	USD	55,099,956	11/2/22	(414,722)
Brown Brothers Harriman	GBP	14,220,798	USD	15,832,868	11/2/22	(475,537)
Brown Brothers Harriman	USD	327,883	CAD	452,343	11/2/22	4,148
Brown Brothers Harriman	USD	6,195,110	CAD	8,451,307	11/2/22	8,370
Brown Brothers Harriman	USD	55,514,694	EUR	56,174,747	11/2/22	(16)
Brown Brothers Harriman	USD	6,649,408	GBP	5,774,712	11/2/22	(26,971)
Brown Brothers Harriman	USD	2,954,576	GBP	2,574,807	11/2/22	(1,788)
Brown Brothers Harriman	USD	1,130,744	GBP	1,000,000	11/2/22	16,056
Brown Brothers Harriman	USD	5,530,533	GBP	4,871,279	11/2/22	55,847
Brown Brothers Harriman	CAD	8,508,200	USD	6,237,546	12/2/22	(8,842)
Brown Brothers Harriman	EUR	56,963,585	USD	56,410,469	12/2/22	(3,629)
Brown Brothers Harriman	GBP	6,560,727	USD	7,560,188	12/2/22	30,183

						$(894,222)

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
October 31, 2022

Glossary of Portfolio Abbreviations

CAD	Canadian Dollar
CMT	Constant Maturity Treasury
EMTN	Euro Medium Term Note
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.
†	Represents shares.
[a]	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $1,012,625,093 in aggregate has been pledged as collateral.
[b]	Security converts to floating rate after the indicated fixed-rate coupon period.
[c]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[d]	Variable rate. Rate shown is in effect at October 31, 2022.
[e]
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $251,988,264 which represents 22.7% of the net assets of the Fund, of which 0.0% are illiquid.

[f]
Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $161,898,518 which represents 14.6% of the net assets of the Fund, of which 0.0% are illiquid.

[g]
Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $324,963,642 which represents 29.3% of the net assets of the Fund (18.1% of the managed assets of the Fund).

[h]	Rate quoted represents the annualized seven‑day yield.
[i]	Represents the nominal payout amount.
[j]	Based on 1‑Month LIBOR. Represents rates in effect at October 31, 2022.
[k]	Based on 1‑Month GBP SONIA. Represents rates in effect at October 31, 2022.

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
October 31, 2022

Country Summary	% of Managed Assets

United States	62.9
United Kingdom	6.8
Canada	6.6
France	6.5
Switzerland	4.1
Italy	2.0
Spain	1.4
Japan	1.3
Australia	1.0
Germany	0.8
Netherlands	0.6
Ireland	0.5
Other (includes short-term investments)	5.5

100.0

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2022

ASSETS:
Investments in securities, at value (Identified cost—$2,026,632,049)	$1,768,879,618
Cash collateral pledged for interest rate swap contracts	12,609,303
Foreign currency, at value (Identified cost—$260,908)	259,818
Receivable for:
Dividends and interest	21,297,340
Investment securities sold	4,198,281
Variation margin on interest rate swap contracts	1,101,124
Unrealized appreciation on forward foreign currency exchange contracts	114,604
Other assets	54,097

Total Assets	1,808,514,185

LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	1,008,826
Payable for:
Credit agreement	682,844,384
Investment securities purchased	10,240,886
Interest expense	2,224,253
Investment management fees	1,518,836
Dividends and distributions declared	1,008,081
Cash collateral received for over‑the‑counter option contracts	260,000
Due to custodian	163,757
Administration fees	91,130
Trustees’ fees	4,028
Other liabilities	425,105

Total Liabilities	699,789,286

NET ASSETS	$1,108,724,899

NET ASSETS consist of:
Paid‑in capital	$1,361,007,115
Total distributable earnings/(accumulated loss)	(252,282,216)

$1,108,724,899

NET ASSET VALUE PER SHARE:
($1,108,724,899 ÷ 55,273,457 shares outstanding)	$20.06

MARKET PRICE PER SHARE	$17.59

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE	(12.31)%

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2022

Investment Income:
Interest income (net of $14,416 of foreign withholding tax)	$61,513,124
Dividend income (net of $72,375 of foreign withholding tax)	30,045,020

Total Investment Income	91,558,144

Expenses:
Investment management fees	19,540,575
Interest expense	13,171,187
Administration fees	1,280,954
Professional fees	113,005
Custodian fees and expenses	37,022
Line of credit fees	32,000
Trustees’ fees and expenses	29,335
Transfer agent fees and expenses	17,085
Shareholder reporting expenses	14,308
Miscellaneous	50,841

Total Expenses	34,286,312

Net Investment Income (Loss)	57,271,832

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	(64,070,738)
Interest rate swap contracts	3,827,691
Forward foreign currency exchange contracts	20,201,400
Foreign currency transactions	(336,769)

Net realized gain (loss)	(40,378,416)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(309,397,694)
Interest rate swap contracts	55,494,255
Forward foreign currency exchange contracts	(595,923)
Foreign currency translations	7,219,266

Net change in unrealized appreciation (depreciation)	(247,280,096)

Net Realized and Unrealized Gain (Loss)	(287,658,512)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(230,386,680)

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Change in Net Assets:
From Operations:
Net investment income (loss)	$57,271,832	$56,055,086
Net realized gain (loss)	(40,378,416)	9,345,375
Net change in unrealized appreciation (depreciation)	(247,280,096)	65,672,187

Net increase (decrease) in net assets resulting from operations	(230,386,680)	131,072,648

Distributions to shareholders	(89,607,854)	(79,034,008)
Tax return of capital to shareholders	(4,743,937)	—

Total distributions	(94,351,791)	(79,034,008)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	—	131,775,990

Total increase (decrease) in net assets	(324,738,471)	183,814,630
Net Assets:
Beginning of period	1,433,463,370	1,249,648,740

End of period	$1,108,724,899	$1,433,463,370

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

STATEMENT OF CASH FLOWS
For the Year Ended October 31, 2022

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(230,386,680)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(790,965,235)
Proceeds from sales and maturities of long-term investments	779,506,564
Net purchases, sales and maturities of short-term investments	(53,343,120)
Net amortization of premium on investments in securities	22,738,269
Net decrease in dividends and interest receivable and other assets	196,327
Net increase in payable for cash collateral received for over-the-counter option contracts	260,000
Net increase in interest expense payable, accrued expenses and other liabilities	1,526,317
Net increase in receivable for variation margin on interest rate swap contracts	(943,902)
Net change in unrealized depreciation on investments in securities	309,397,694
Amortization of line of credit fees	32,000
Net change in unrealized depreciation on forward foreign currency exchange contracts	595,923
Net realized loss on investments in securities	64,070,738

Cash provided by operating activities	102,684,895

Cash Flows from Financing Activities:
Net decrease in payable for revolving credit agreement	(7,317,789)
Dividends and distributions paid	(94,716,659)

Cash used for financing activities	(102,034,448)

Increase (decrease) in cash and restricted cash	650,447
Cash and restricted cash at beginning of year (including foreign currency)	12,218,674

Cash and restricted cash at end of year (including foreign currency)	$12,869,121

Supplemental Disclosure of Cash Flow Information and Non-Cash Activities:
For the year ended October 31, 2022, interest paid was $11,471,342.
For the year ended October 31, 2022, as a result of corporate actions, the Fund received shares of new securities valued at $7,755,384 and recognized net realized gains of $1,189,918.
The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

Restricted cash	$12,609,303
Foreign currency	259,818

Total cash and restricted cash shown on the Statement of Cash Flows	$12,869,121

Restricted cash consists of cash that has been pledged to cover the Fund’s collateral or margin obligations under derivative contracts. It is reported on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts.

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

FINANCIAL HIGHLIGHTS
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Year Ended October 31,		For the Period October 28, 2020[a] through October 31, 2020
Per Share Operating Data:	2022	2021
Net asset value, beginning of period	$25.93	$24.99	$25.00

Income (loss) from investment operations:

Net investment income (loss)[b]	1.04	1.02	(0.01)
Net realized and unrealized gain (loss)	(5.20)	1.35	(0.00)[c]

Total from investment operations	(4.16)	2.37	(0.01)

Less dividends and distributions to shareholders from:

Net investment income	(1.51)	(1.42)	—
Net realized gain	(0.11)	(0.01)	—
Tax return of capital	(0.09)	—	—

Total dividends and distributions to shareholders	(1.71)	(1.43)	—

Net increase (decrease) in net asset value	(5.87)	0.94	(0.01)

Net asset value, end of period	$20.06	$25.93	$24.99

Market value, end of period	$17.59	$24.97	$25.00

Total net asset value return[d]	-16.09%	9.77%	-0.04%[e]

Total market value return[d]	-23.59%	5.66%	0.00%[e]

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

FINANCIAL HIGHLIGHTS—(Continued)

	For the Year Ended October 31,		For the Period October 28, 2020[a] through October 31, 2020
Ratios/Supplemental Data:	2022	2021
Net assets, end of period (in millions)	$1,108.7	$1,433.5	$1,249.6

Ratios to average daily net assets:

Expenses	2.71%	2.01%	1.24%[f]

Expenses (excluding interest expense)	1.67%	1.61%	1.24%[f]

Net investment income (loss)	4.52%	3.97%	(1.22)%[f]

Ratio of expenses to average daily managed assets[g]	1.75%	1.40%	1.24%[f]

Portfolio turnover rate	41%	47%	0%[e]

Revolving Credit Agreement

Asset coverage ratio for revolving credit agreement	262%	308%	N/A

Asset coverage per $1,000 for revolving credit agreement	$2,624	$3,077	N/A

Amount of loan outstanding (in millions)	$682.8	$690.2	N/A

[a]	Commencement of investment operations.
[b]	Calculation based on average shares outstanding.
[c]	Amount is less than $0.005.
[d]
Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

[e]	Not annualized.
[f]	Ratios for periods less than one year are annualized. Certain professional, shareholder reporting and non‑recurring expenses incurred by the Fund are not annualized for periods less than one year.
[g]	Average daily managed assets represent net assets plus the outstanding balance of the revolving credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS
Note 1. Organization and Significant Accounting Policies
Cohen & Steers Tax‑Advantaged Preferred Securities and Income Fund, a Maryland statutory trust (the Fund), was organized on November 14, 2019, and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non‑diversified, closed‑end management statutory trust. The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is capital appreciation. Investment operations commenced on October 28, 2020.
The Fund has a limited term and intends to terminate as of the first business day following the twelfth anniversary of the effective date of the Fund’s initial registration statement, which the Fund expects to occur on or about October 27, 2032 (the Dissolution Date); provided that the Fund’s Board of Trustees may, by a vote of the majority of the Board of Trustees and seventy-five percent (75%) of the members of the Board of Trustees of who either (i) have been a member of the Board of Trustees for a period of at least thirty‑six months (or since the commencement of the Fund’s operations, if less than thirty‑six months) or (ii) were nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board of Trustees (a Board Action Vote), without shareholder approval, extend the Dissolution Date (i) once for up to one year, and (ii) once for up to an additional one year, to a date up to and including two years after the initial Dissolution Date, which later date shall then become the Dissolution Date.
As of a date within twelve months preceding the Dissolution Date, the Board of Trustees may, by a Board Action Vote, cause the Fund to conduct a tender offer to common shareholders to purchase 100% of the then outstanding common shares of the Fund at a price equal to the net asset value (NAV) per common share on the expiration date of the tender offer (an Eligible Tender Offer). In an Eligible Tender Offer, the Fund will offer to purchase all common shares held by each common shareholder; provided that if the number of properly tendered common shares would result in the Fund having aggregate net assets below $200 million (the Dissolution Threshold), the Eligible Tender Offer will be canceled, no common shares will be repurchased pursuant to the Eligible Tender Offer, and the Fund will terminate as otherwise scheduled. Following the completion of an Eligible Tender Offer, the Board of Trustees may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval and cause the Fund to have a perpetual existence.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS—(Continued)

available, at the bid price. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued by a third-party pricing service. Over‑the‑counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.
Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non‑U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Trustees.
Readily marketable securities traded in the over‑the‑counter (OTC) market, including listed securities whose primary market is believed by the investment manager to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Trustees, to reflect the fair value of such securities.
Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Trustees, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.
Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open‑end mutual funds are valued at NAV.
The policies and procedures approved by the Fund’s Board of Trustees delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Trustees. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS—(Continued)

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Trustees. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.
The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following is a summary of the inputs used as of October 31, 2022 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)	Total
Preferred Securities—$25 Par Value	$383,582,497	$		$—	$383,582,497
Preferred Securities—Capital Securities	—		1,322,484,490	—	1,322,484,490
Corporate Bonds	—		4,140,894	—	4,140,894
Short-Term Investments	—		58,242,443	—	58,242,443
Purchased Option contracts	—		429,294	—	429,294

Total Investments in Securities[a]	$383,582,497		$1,385,297,121	$—	$1,768,879,618

Forward Foreign Currency Exchange Contracts	$—		$114,604	$—	$114,604
Interest Rate Swap Contracts	—		70,884,833	—	70,884,833

Total Derivative Assets[a]	$—		$70,999,437	$—	$70,999,437

Forward Foreign Currency Exchange Contracts	$—		$(1,008,826)	$—	$(1,008,826)

Total Derivative Liabilities[a]	$—		$(1,008,826)	$—	$(1,008,826)

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.
The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Securities—Capital Securities—Food
Balance as of October 31, 2021	$6,331,500
Sales	(6,300,000)
Realized Gain (Loss)	340,375
Change in unrealized appreciation (depreciation)	(371,875)

Balance as of October 31, 2022	$—

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS—(Continued)

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex‑dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex‑dividend date. Distributions from real estate investment trusts (REITs) are recorded as ordinary income, net realized capital gains or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any), currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.
Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non‑U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.
Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS—(Continued)

change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.
Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.
When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked‑to‑market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.
Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.
Binary Option Contracts: The Fund may write or purchase binary options, which are options in which the payout depends on whether the price of a particular asset will rise above or fall below a specified level. When the binary option expires, the buyer receives either a pre‑determined amount of cash or nothing at all.
Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its revolving credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the revolving credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the revolving credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked‑to‑market daily and changes in the value are recorded as unrealized appreciation (depreciation).

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS—(Continued)

Immediately following execution of a swap agreement, the swap agreement will be novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement will become the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin will be designated on the Schedule of Investments and cash deposited will be recorded on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps will be recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from or paid to the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.
Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.
Dividends and Distributions to Shareholders: The Fund makes regular monthly distributions pursuant to the Policy. Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are typically declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex‑dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s Reinvestment Plan, unless the shareholder has elected to have them paid in cash.
Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended October 31, 2022, a portion of the dividends has been reclassified to distributions from net realized gain and tax return of capital.
Distributions Subsequent to October 31, 2022: The following distributions have been declared by the Fund’s Board of Trustees and are payable subsequent to the period end of this report.

Ex‑Date	Record Date	Payable Date	Amount
11/15/22	11/16/22	11/30/22	$0.130
12/13/22	12/14/22	12/30/22	$0.130
1/17/23	1/18/23	1/31/23	$0.134
2/14/23	2/15/23	2/28/23	$0.134
3/14/23	3/15/23	3/31/23	$0.134
Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS—(Continued)

realized gains. Accordingly, no provision for federal income or excise tax is necessary. Dividends and interest income from holdings in non‑U.S. securities are recorded net of non‑U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non‑U.S. jurisdictions in which it trades for the current tax year and has concluded that as of October 31, 2022, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the current tax year for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.
Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates
Investment Management Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day‑to‑day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Trustees.
For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 1.00% of the average daily managed assets of the Fund. Managed assets are equal to the Fund’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of preferred shares issued by the Fund, if any, and the proceeds of any reverse repurchase agreements entered into by the Fund, if any.
Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund. For the year ended October 31, 2022, the Fund incurred $1,172,434 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co‑administrator under a fund accounting and administration agreement.
Trustees’ and Officers’ Fees: Certain trustees and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to trustees and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $11,602 for the year ended October 31, 2022.
Note 3. Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments, for the year ended October 31, 2022, totaled $791,384,119 and $773,247,261, respectively.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 4. Derivative Investments
The following tables present the value of derivatives held at October 31, 2022 and the effect of derivatives held during the year ended October 31, 2022, along with the respective location in the financial statements.
Statement of Assets and Liabilities

	Assets			Liabilities
Derivatives	Location	Fair Value		Location	Fair Value
Interest Rate Risk:
Interest Rate Swap Contracts[a]	Receivable for variation margin on interest rate swap contracts	$70,884,833	[b]	—	$—
Foreign Currency Exchange Risk:
Purchased Option Contracts—Over‑the‑Counter	Investments in securities, at value	429,294		—	—
Forward Foreign Currency Exchange Contracts[c]	Unrealized appreciation	114,604		Unrealized depreciation	1,008,826

[a]	Not subject to a master netting agreement or another similar arrangement.
[b]
Amount represents the cumulative net appreciation on interest rate swap contracts as reported on the Schedule of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable from the broker.

[c]	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting agreement or another similar arrangement.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS—(Continued)

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Equity Risk:
Purchased Option Contracts[a]	Net Realized and Unrealized Gain (Loss)	$(137,582)	$—

Interest Rate Risk:
Interest Rate Swap Contracts	Net Realized and Unrealized Gain (Loss)	3,827,691	55,494,255

Foreign Currency Exchange Risk:
Purchased Option Contracts[a]	Net Realized and Unrealized Gain (Loss)	7,000	55,872
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	20,201,400	(595,923)

[a]	Purchased options are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.
At October 31, 2022, the Fund’s derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows:

Derivative Financial Instruments	Assets	Liabilities
Foreign Currency Exchange Risk:
Purchased Option Contracts[a]	$429,294	$—

[a]	Purchased options are included in investments in securities, at value on the Statement of Assets & Liabilities.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Fund, if any, as of October 31, 2022:

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received[a]	Net Amount of Derivative Assets[b]
Goldman Sachs International	$429,294	$—	$(260,000)	$169,294

[a]	Collateral received or pledged is limited to the net derivative asset or net derivative liability amounts. Actual collateral amounts received or pledged may be higher than amounts above.
[b]	Net amount represents the net receivable from the counterparty or net payable due to the counterparty in the event of default.
The following summarizes the volume of the Fund’s option contracts, interest rate swap contracts and forward foreign currency exchange contracts activity for the year ended October 31, 2022:

	Purchased Option Contracts[a,b]	Interest Rate Swap Contracts	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$1,380,255	$585,387,262	$111,704,420

[a]	Notional amount for binary option contracts represents the nominal payout amount.
[b]
Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month end. For the period, this represents four months for purchased option contracts.

Note 5. Income Tax Information
The tax character of dividends and distributions paid was as follows:

	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Ordinary income	$87,878,955	$79,034,008
Long-term capital gain	1,728,899	—
Return of capital	4,743,937	—

Total dividends and distributions	$94,351,791	$79,034,008

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS—(Continued)

As of October 31, 2022, the tax basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$2,044,846,445

Gross unrealized appreciation on investments	$1,742,406
Gross unrealized depreciation on investments	(200,911,880)

Net unrealized appreciation (depreciation) on investments	$(199,169,474)

As of October 31, 2022, the Fund has a net capital loss carryforward of $53,112,742 which may be used to offset future capital gains. These losses are a short-term capital loss carryforward of $9,785,452 and long-term capital loss carryforward of $43,327,290, which under current federal income tax rules, may offset capital gains recognized in any future period.
As of October 31, 2022, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities, unrealized loss on forward currency contracts and certain fixed income securities; permanent book/tax differences primarily attributable to certain fixed income securities. To reflect reclassifications arising from the permanent differences, paid‑in capital was credited $2,785,823 and total distributable earnings/(accumulated loss) was charged $2,785,823. Net assets were not affected by this reclassification.
Note 6. Capital Stock
Under the Amended and Restated Declaration of Trust, the Fund is authorized to issue an unlimited number of shares of beneficial interest.
During the year ended October 31, 2022, the Fund did not issue shares of common stock for the reinvestment of dividends. During the year ended October 31, 2021, the Fund issued 54,186 shares of common stock at $1,394,215 for the reinvestment of dividends.
During the year ended October 31, 2022 and the period ended October 31, 2021, the Fund did not effect any repurchases.
On December 7, 2021, the Board of Trustees approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (Share Repurchase Program) as of January 1, 2022 through December 31, 2022.
On December 13, 2022, the Board of Trustees approved the continuation of the Share Repurchase Program of up to 10% of the Fund’s common shares outstanding as of January 1, 2023 through December 31, 2023.
Note 7. Borrowings
The Fund has entered into a $720,000,000 revolving credit agreement (the credit agreement) with State Street Bank and Trust Company (State Street) whereby funds may be drawn in U.S. dollars, Euros and Great British Pounds (GBP), subject to certain limitations. Borrowings under the credit agreement,

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS—(Continued)

which are secured by certain assets of the Fund, bear interest based on currency-specific variable rates plus a margin. The Fund pays a monthly financing charge which is calculated based on the utilized portion of the credit agreement and a London Interbank Offered Rate (LIBOR)-based rate through June 28, 2022 and a Secured Overnight Financing Rate (SOFR)-based rate effective June 29, 2022 pursuant to an amendment to the credit agreement. The Fund also pays a fee of 0.15% per annum on any unutilized portion of the credit agreement through June 28, 2022 and effective June 29, 2022, a fee of 0.15% per annum for each day in which the aggregate loans outstanding under the credit agreement total less than 80% of the credit agreement amount of $720,000,000. The credit agreement has a 360‑day evergreen provision whereby State Street may terminate this agreement upon 360 days’ notice, but the Fund may terminate on three business days’ notice to State Street. Securities held by the Fund are subject to a lien, granted to State Street, to the extent of the borrowing outstanding in connection with the Fund’s revolving credit agreement. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times.
As of October 31, 2022, the Fund had outstanding borrowings of $682,844,384 at a current rate of 3.9% on $645,000,000 and 3.0% on $37,844,384 (drawn in GBP expressed in USD). The carrying value of the borrowings approximates fair value. The borrowings are classified as Level 2 within the fair value hierarchy. During the year ended October 31, 2022, the Fund borrowed an average daily balance of $686,644,314 ($645,000,000 and $41,644,314 drawn in USD and GBP, respectively) at a weighted average borrowing cost of 1.9%. During the year ended October 31, 2022, the Fund had no outstanding borrowings in EUR.
Note 8. Other
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.
Note 9. New Accounting Pronouncement
In January 2021, the Financial Accounting Standards Board issued Accounting Standards Update No. 2021‑01 (ASU 2021‑01), “Reference Rate Reform (Topic 848)”. ASU 2021‑01 is an update of ASU 2020‑04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020‑04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020‑04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021‑01 update clarifies

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS—(Continued)

that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2022, for all entities. Management does not expect any impact to the Fund’s net assets or results of operations.
Note 10. Subsequent Events
Management has evaluated events and transactions occurring after October 31, 2022 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and Shareholders of
Cohen & Steers Tax‑Advantaged Preferred Securities and Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Tax‑Advantaged Preferred Securities and Income Fund (the “Fund”) as of October 31, 2022, the related statements of operations and cash flows, for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the two years in the period ended October 31, 2022 and for the period October 28, 2020 (commencement of operations) through October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the two years in the period ended October 31, 2022 and for the period October 28, 2020 (commencement of operations) through October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
December 21, 2022
We have served as the auditor of one or more investment companies in the Cohen & Steers family of mutual funds since 1991.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

TAX INFORMATION—2022
For the fiscal year ended October 31, 2022, for individual taxpayers, the Fund designates $88,229,230 as qualified dividend income eligible for reduced tax rates and long-term capital gain distributions of $1,728,899. In addition, for corporate taxpayers, 67.47% of the ordinary dividends paid qualified for the dividends received deduction (DRD).
REINVESTMENT PLAN
The Fund has a dividend reinvestment plan commonly referred to as an “opt-out” plan (the Reinvestment Plan). Each common shareholder who participates in the Reinvestment Plan will have all distributions of dividends and capital gains (Dividends) automatically reinvested in additional common shares by Computershare as agent (the Plan Agent). Shareholders who elect not to participate in the Reinvestment Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Reinvestment Plan.
The Plan Agent serves as agent for the shareholders in administering the Reinvestment Plan. After the Fund declares a Dividend, the Plan Agent will, as agent for the shareholders, either: (i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants’ accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants. The Plan Agent will receive cash from the Fund with which to buy common shares in the open market if, on the Dividend payment date, the NAV per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the Dividend in newly issued common shares of the Fund if, on the Dividend payment date, the market price per share plus estimated brokerage commissions equals or exceeds the NAV per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the NAV or (ii) 95% of the closing market price per share on the payment date.
If the market price per share is less than the NAV on a Dividend payment date, the Plan Agent will have until the last business day before the next ex-dividend date for the common stock, but in no event more than 30 days after the Dividend payment date (as the case may be, the Purchase Period), to invest the Dividend amount in shares acquired in open market purchases. If at the close of business on any day during the Purchase Period on which NAV is calculated the NAV equals or is less than the market price per share plus estimated brokerage commissions, the Plan Agent will cease making open market purchases and the uninvested portion of such Dividends shall be filled through the issuance of new shares of common stock from the Fund at the price set forth in the immediately preceding paragraph. Participants in the Reinvestment Plan may withdraw from the Reinvestment Plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a Dividend record date; otherwise, it will be effective for all subsequent Dividends. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions.
The Plan Agent’s fees for the handling of reinvestment of Dividends will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of Dividends. The

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable or required to be withheld on such Dividends. The Fund reserves the right to amend or terminate the Reinvestment Plan. All correspondence concerning the Reinvestment Plan should be directed to the Plan Agent at 800-432-8224.
OTHER INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 866-227-0757, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12‑month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.
Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.
Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.
Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.
The following information in this annual shareholder report is a summary of certain changes since the Fund’s most recent annual shareholder report. This information may not reflect all of the changes that have occurred since you purchased the Fund.

COHEN & STEERS TAX‑ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

CURRENT INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUND
The information contained herein is provided for informational purposes only and does not constitute a solicitation of an offer to buy or sell Fund shares.
Investment Objectives
The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is capital appreciation. In pursuing its investment objectives, the Fund seeks to achieve favorable after‑tax returns for its shareholders by seeking to minimize the U.S. federal income tax consequences on income generated by the Fund. There can be no assurance that the Fund will achieve its investment objectives. Unless otherwise indicated below, the Fund’s investment objectives and investment policies are considered non‑fundamental and may be changed by the Fund’s Board of Trustees without shareholder approval. However, the Fund’s investment objectives and its policy of investing at least 80% of its Managed Assets (defined below) in preferred and other income securities may only be changed upon 60 days’ prior written notice to the Fund’s shareholders.
Investment Strategies
The Fund pursues its investment objectives primarily by investing in issues of preferred and other income securities the investment manager believes to be undervalued relative to credit quality and other investment characteristics. In making this determination, the investment manager evaluates the fundamental characteristics of an issuer, including, among other characteristics, an issuer’s creditworthiness, and also takes into account prevailing market factors. In analyzing credit quality, the investment manager considers not only fundamental analysis but also an issuer’s corporate and capital structure and the placement of the preferred or income securities within that structure. The investment manager may rely primarily on its own analysis of the credit quality and risks associated with individual securities considered for the Fund, rather than relying exclusively on nationally recognized statistical rating organizations (NRSROs) or third-party research. This aspect of the investment manager’s capabilities will be particularly important to the extent that the Fund invests in below investment grade or unrated securities and in securities of non‑U.S. issuers. In evaluating relative value, the investment manager also takes into account call, conversion and other structural security features, in addition to such factors as the likely directions of credit ratings and relative value versus other income security classes. The Fund will not seek to achieve specific ESG outcomes through its portfolio of investments, nor will it pursue an overall impact or sustainable investment strategy. However, the investment manager will incorporate consideration of relevant ESG factors into its investment decision-making. For example, although the investment manager does not generally exclude investments based on ESG factors alone, when considering an investment opportunity with material exposure to carbon emissions regulation, this risk may be considered as one factor in the investment manager’s holistic review process.
Under normal market conditions, the Fund invests at least 80% of its Managed Assets in a portfolio of preferred and other income securities issued by U.S. and non‑U.S. companies, which may be either exchange-traded or available over‑the‑counter (OTC). Such securities may include traditional preferred securities; hybrid-preferred securities that have investment and economic characteristics of both preferred stock and debt securities; floating-rate and fixed‑to‑floating‑rate preferred securities; fixed- and floating-rate corporate debt securities; convertible securities; contingent capital securities (CoCos);

COHEN & STEERS TAX‑ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

and securities of other closed‑end, open‑end or exchange-traded funds (ETFs) that invest primarily in preferred and/or debt securities. These securities may be across a wide range of sectors, industries and countries. To the extent the Fund invests in securities of other closed‑end, open‑end, or ETFs, the Fund will consider the investments of these funds, to the extent known by the Fund, in determining compliance with this policy. The Fund may also invest in restricted securities, including securities that are issued in private placements, securities that are only eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the Securities Act) (referred to as Rule 144A Securities) and securities of U.S. and non‑U.S. issuers that are issued without registration with the Securities and Exchange Commission (the SEC) pursuant to Regulation S under the Securities Act. In addition to purchasing securities in the secondary market, the Fund may seek investment opportunities in new issues and follow-on or secondary offerings of preferred and debt securities. “Managed Assets” are the Fund’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of preferred shares issued by the Fund, if any, and the proceeds of any reverse repurchase agreements entered into by the Fund (Reverse Repurchase Agreements).
The Fund will invest 25% or more of its total assets in the financials sector, which is comprised of the banking, diversified financials, real estate (including real estate investment trusts (REITs)) and insurance industries. From time to time, the Fund may have 25% or more of its total assets invested in any one or more of these industries that make up the financials sector. In addition, the Fund also may focus its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications. The investment manager retains broad discretion to allocate the Fund’s investments across various sectors and industries. The Fund may invest without limit in securities of non‑U.S. companies, which may be non‑U.S. dollar denominated, including up to 15% of Managed Assets in securities issued by companies domiciled in emerging market countries. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products per capita than more developed countries. Many foreign companies issue both foreign currency and U.S. dollar-denominated preferred and debt securities. Those securities that are traded in the United States have characteristics that are similar to traditional and hybrid preferred securities. The Fund may also invest in securities of foreign companies in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs). The investment manager may hedge some or all of the Fund’s foreign currency exposure.
The Fund may invest in preferred and debt securities of any maturity or credit rating, including investment grade securities, below investment grade securities and unrated securities. Although not required to do so, the Fund will generally seek to maintain a minimum weighted average senior debt rating of companies in which it invests of BBB‑, which the Fund considers to be investment grade. Although a company’s senior debt rating may be BBB‑, an underlying security issued by such company in which the Fund invests may have a lower rating than BBB‑. If the Fund cannot access a company’s average senior debt rating, the Fund may look to the rating of the underlying security issued by such company. The determination of whether a security is deemed investment grade or below investment grade will be determined at the time of investment. A security will be considered to be investment grade if it is rated as such by one NRSRO (for example minimum Baa3 or BBB- by Moody’s or S&P, respectively) or, if unrated, is judged to be investment grade by the investment manager. Below investment grade securities are also known as “high yield” or “junk” securities and are regarded as having more speculative characteristics with respect to the payment of interest and repayment of

COHEN & STEERS TAX‑ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

principal. The Fund may invest a significant portion of its assets in below investment grade securities or securities that are unrated but judged, at the time of investment, to be below investment grade by the investment manager.
The Fund may invest in both OTC and exchange-traded preferred securities. There are two basic types of preferred securities, traditional preferred securities and hybrid-preferred securities. Traditional preferred securities are perpetual and equity-like in nature. They may be issued by an entity taxable as a corporation and pay fixed or floating rate dividends. “Preference” means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders’ claims on assets in a corporate liquidation or bankruptcy. However, these claims are subordinated to more senior creditors, including senior debt holders. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. Preferred securities share many investment characteristics with both common stock and bonds; therefore, the risks and potential rewards of investing in the Fund may at times be similar to the risks of investing in both equity funds and bond funds. Hybrid-preferred securities are debt instruments that have characteristics similar to those of traditional preferred securities. Hybrid preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid preferred holders generally have claims to assets in a corporate liquidation that are senior to those of traditional preferred securities but subordinate to those of senior debt holders. Certain subordinated debt and senior debt issues that have preferred characteristics are also considered to be part of the broader preferred securities market.
Debt securities in which the Fund may invest include fixed- and floating-rate corporate debt securities issued by U.S. and non-U.S. corporations, including U.S. dollar denominated debt obligations issued or guaranteed by U.S. corporations, U.S. dollar-denominated obligations of foreign issuers and debt obligations denominated in foreign currencies. Such debt obligations may include, among others, bonds, notes, debentures and variable rate demand notes, with the primary difference being their maturities and secured or unsecured status. Such corporate debt securities are fixed or floating-rate securities issued by businesses to finance their operations. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.
The Fund may invest up to 20% of its Managed Assets in CoCos. CoCos are debt or preferred securities with loss absorption characteristics that provide for an automatic write-down of the principal amount or value of securities or the mandatory conversion into common shares of the issuer under certain circumstances. A mandatory conversion might be automatically triggered, for instance, if a company fails to meet the capital minimum described in the security, the company’s regulator makes a determination that the security should convert, or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor (worsening the Fund’s standing in a bankruptcy). In addition, some CoCos provide for an automatic write-down of capital under such circumstances.
The Fund is authorized to purchase, sell or enter into any derivative contract or option on a derivative contract, transaction or instrument, without limitation, including various interest rate

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

transactions such as swaps, caps, floors or collars, and foreign currency transactions such as foreign currency forward contracts, futures contracts, options, swaps and other similar strategic transactions in connection with its investments in securities of non‑U.S. companies. The Fund’s primary use of derivative contracts will be to enter into interest rate and currency hedging transactions in order to reduce the interest rate and foreign currency risk inherent in the Fund’s investments. To the extent any derivatives would be deemed to be illiquid, they will be included in the Fund’s maximum limitation of 25% of net assets invested in illiquid securities.
The Fund may also invest up to 20% of its Managed Assets in common stocks, up to 20% of its Managed Assets in government securities (not including mortgage- or asset-backed securities issued or guaranteed by the U.S. Government or one of its sponsored entities), up to 20% of its Managed Assets in municipal securities, up to 25% of its Managed Assets in illiquid securities and up to 15% of its Managed Assets in securities denominated in the currencies of emerging market countries; however, under normal circumstances the Fund will not invest more than 10% of its Managed Assets in mortgage-backed, mortgage-related and other asset-backed securities (including mortgage- or asset-backed securities issued or guaranteed by the U.S. Government or one of its sponsored entities).
The Fund may invest in Rule 144A Securities. Rule 144A Securities are considered restricted securities because they are not registered for sale to the general public and may only be resold to certain qualified institutional buyers. The Fund may invest in the securities of U.S. and non-U.S. issuers that are issued through non-U.S. offerings without registration with the SEC pursuant to Regulation S under the Securities Act. Offerings of Regulation S securities may be conducted outside of the United States. Because Regulation S securities are subject to legal or contractual restrictions on resale, certain Regulation S securities may be considered illiquid.
The Fund may enter into short sales, provided the dollar amount of short sales at any time would not exceed 25% of the Managed Assets of the Fund. The Fund must designate collateral consisting of cash or liquid portfolio securities with a value equal to the current market value of the shorted securities, which is marked-to-market daily. If the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short (which sales are commonly referred to as short sales against the box), the above requirements are not applicable.
The Fund may invest in securities of other investment companies, including open-end funds, closed-end funds or ETFs, that invest primarily in preferred and/or debt securities, to the extent permitted under Section 12(d)(1) of the 1940 Act, and the rules promulgated thereunder, or any exemption granted to the Fund under the 1940 Act. The Fund also may invest in other funds either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of an offering of its common shares, or during periods when there is a shortage of attractive opportunities in the market.
On an overall basis, the Fund seeks to implement an investment strategy designed to minimize the U.S. federal income tax consequences on income generated by the Fund. The Fund seeks to accomplish this primarily by (i) investing in dividend-paying securities that are eligible to pay dividends that qualify for U.S. federal income taxation at rates applicable to long-term capital gain (tax‑advantaged dividends), and complying with the holding period and other requirements for such favorable tax treatment; and (ii) offsetting any ordinary income with Fund expenses and realized short-term capital gain against realized short-term capital loss and net realized long-term capital loss.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

The Fund is non‑diversified and as a result may invest a relatively high percentage of its assets in a limited number of issuers. As a result, changes in the value of a single investment could cause greater fluctuations in the Fund’s share price than would occur in a more diversified fund.
The Fund may invest up to 25% of its Managed Assets in investments that may be illiquid (i.e., securities that may be difficult to sell at a desirable time or price). The investment manager will be responsible for the day‑to‑day determination of the illiquidity of any security held by the Fund. The Investment Manager will consider factors such as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments) and (iii) other permissible relevant factors.
Temporary Defensive Positions. For temporary defensive purposes or to keep cash on hand fully invested, and following the offering of Fund shares pending investment in securities that meet the Fund’s investment objectives, the Fund may invest up to 100% of its total assets in cash, cash equivalents, government securities and short-term fixed-income securities. When and to the extent the Fund assumes a temporary defensive position, the Fund may not pursue or achieve its investment objectives.
Use of Leverage
The Fund currently seeks to enhance the level of its distributions and total return through the use of leverage. The Fund may utilize leverage in an amount up to 33 1/3% (measured immediately after such borrowings) of its managed assets through borrowings, including loans from certain financial institutions and/or the issuance of debt securities (collectively, Borrowings). Under the 1940 Act, the Fund may utilize leverage through (i) Borrowings in an aggregate amount of up to 33 1/3% of the Fund’s total assets immediately after such Borrowings and (ii) the issuance of preferred stock (Preferred Shares) in an aggregate amount of up to 50% of the Fund’s total assets immediately after such issuance. In addition, the Fund may utilize leverage through reverse repurchase agreements (Reverse Repurchase Agreements), in an aggregate amount up to 50% of the Fund’s total assets. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions. The Fund may borrow in both U.S. and foreign (non-U.S.) currencies, and may use derivatives and other transactions to manage any interest rate risk or currency exposure associated with its use of leverage. Borrowing in non-U.S. currencies will expose the Fund to foreign currency risk. See “Foreign Currency and Currency Hedging Risk” below.
The Fund may also engage in various derivatives transactions to seek to generate return, facilitate portfolio management and mitigate risks. Certain derivatives transactions effect a form of economic leverage on the Fund’s portfolio and may be subject to the risks associated with the use of leverage. There is no assurance that the Fund will utilize leverage or, if leverage is utilized, that it will be successful. The net asset value of the Fund’s common shares may be reduced by the issuance or incurrence costs of any leverage. See “Leverage Risk.”
Effects of Leverage. Assuming that leverage in the form of Borrowings will represent up to 38% of the Fund’s Managed Assets and charge interest or involve payment at a rate set by an interest rate transaction at an annual average rate of approximately 3.80%, the income generated by the Fund’s

COHEN & STEERS TAX‑ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

portfolio (net of estimated expenses) must exceed 1.45% in order to cover such interest payments or payment rates and other expenses specifically related to leverage. Of course, these numbers are merely estimates, used for illustration. Actual interest, or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above.
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income and changes in the value of investments held in the Fund’s portfolio) of ‑10%, ‑5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table assumes leverage in an aggregate amount equal to 38% of the Fund’s Managed Assets. See “Leverage Risk” below.

Assumed Portfolio Total Return	-10%	-5%	0%	5%	10%
Common Share Total Return	(18.5)%	(10.4)%	(2.3)%	5.7%	13.8%
Common share total return is comprised of two elements –the net investment income of the Fund after paying expenses, including interest expenses on the Fund’s Borrowings as described above and dividend payments on any preferred shares issued by the Fund and gain and losses on the value of the securities the Fund owns. As required by the rules of the SEC, the table assumes the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those securities.
Principal Risks of the Fund
The Fund is a non‑diversified, closed‑end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives.
Risk of Market Price Discount from Net Asset Value. Shares of closed‑end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that NAV could decrease as a result of investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, Fund shares may trade at, above or below NAV, or at below or above the initial public offering price.
Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Market Risk. Your investment in the Fund represents an indirect investment in the preferred securities, debt securities and other investments owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. The Fund may utilize leverage, which magnifies this risk. Your shares at any point in time may be worth less than what you

COHEN & STEERS TAX‑ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

invested, even after taking into account the reinvestment of Fund dividends and distributions. See “Leverage Risk” below.
Limited Term and Tender Offer Risks. Unless the limited term provision of the Fund’s Amended and Restated Declaration of Trust (the Declaration of Trust) is amended by shareholders in accordance with the Declaration of Trust, or unless the Fund completes an Eligible Tender Offer and converts to perpetual existence, the Fund will terminate on or about the Dissolution Date (subject to possible extension). The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund as its investment objective is not to return its original NAV on the Dissolution Date or in an Eligible Tender Offer. The Fund’s investment objectives and policies are not designed to seek to return to investors their initial investment on the Dissolution Date or in an Eligible Tender Offer, and such investors and investors that purchase shares after the completion of this offering may receive more or less than their original investment upon dissolution or in an Eligible Tender Offer.
Because the assets of the Fund will be liquidated in connection with the dissolution, the Fund will incur transaction costs in connection with dispositions of portfolio securities. The Fund does not limit its investments to securities having a maturity date prior to the Dissolution Date and may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. In particular, the Fund’s portfolio may still have large exposures to illiquid securities as the Dissolution Date approaches, and losses due to portfolio liquidation may be significant. Beginning one year before the Dissolution Date (the Wind-Down Period), the Fund may begin liquidating all or a portion of the Fund’s portfolio, and the Fund may deviate from its investment strategy and may not achieve its investment objective. As a result, during the Wind-Down Period, the Fund’s distributions may decrease, and such distributions may include a return of capital. It is expected that common shareholders will receive cash in any liquidating distribution from the Fund regardless of their participation in the Fund’s automatic dividend reinvestment plan. However, if on the Dissolution Date the Fund owns securities for which no market exists or securities that are trading at depressed prices, such securities may be placed in a liquidating trust. The Fund cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust. The Fund may receive proceeds from the disposition of portfolio investments that are less than the valuations of such investments by the Fund and, in particular, losses from the disposition of illiquid securities may be significant. The disposition of portfolio investments by the Fund could also cause market prices of such instruments, and hence the NAV and market price of the common shares, to decline. In addition, disposition of portfolio investments will cause the Fund to incur increased brokerage and related transaction expenses.
Moreover, in conducting such portfolio transactions, the Fund may need to deviate from its investment policies and may not achieve its investment objective. The Fund’s portfolio composition may change as its portfolio holdings mature or are called or sold in anticipation of an Eligible Tender Offer or the Dissolution Date. During such period(s), it is possible that the Fund will hold a greater percentage of its total assets in shorter term and lower yielding securities and cash and cash equivalents than it would otherwise, which may impede the Fund’s ability to achieve its investment objective and adversely impact the Fund’s performance and distributions to common shareholders, which may in turn adversely impact the market value of the common shares. In addition, the Fund may be required to reduce its

COHEN & STEERS TAX‑ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

leverage, which could also adversely impact its performance. The additional cash or cash equivalents held by the Fund could be obtained through reducing the Fund’s distributions to common shareholders and/or holding cash in lieu of reinvesting, which could limit the ability of the Fund to participate in new investment opportunities. The Fund does not limit its investments to securities having a maturity date prior to or around the Dissolution Date, which may exacerbate the foregoing risks and considerations. A common shareholder may be subject to the foregoing risks over an extended period of time, particularly if the Fund conducts an Eligible Tender Offer and is also subsequently terminated by or around the Dissolution Date.
If the Fund conducts an Eligible Tender Offer, the Fund anticipates that funds to pay the aggregate purchase price of shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Fund. In addition, the Fund may be required to dispose of portfolio investments in connection with any reduction in the Fund’s outstanding leverage necessary in order to maintain the Fund’s desired leverage ratios following a tender offer. The risks related to the disposition of securities in connection with the Fund’s dissolution also would be present in connection with the disposition of securities in connection with an Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Fund’s ability to achieve its investment objective and decrease returns to shareholders. The tax effect of any such dispositions of portfolio investments will depend on the difference between the price at which the investments are sold and the tax basis of the Fund in the investments. Any capital gains recognized on such dispositions, as reduced by any capital losses the Fund realizes in the year of such dispositions and by any available capital loss carryforwards, will be distributed to shareholders as capital gain dividends (to the extent of net long-term capital gains over net short-term capital losses) or ordinary dividends (to the extent of net short-term capital gains over net long-term capital losses) during or with respect to such year, and such distributions will generally be taxable to common shareholders. If the Fund’s tax basis for the investments sold is less than the sale proceeds, the Fund will recognize capital gains, which the Fund will be required to distribute to common shareholders. In addition, the Fund’s purchase of tendered common shares pursuant to a tender offer will have tax consequences for tendering common shareholders and may have tax consequences for non‑tendering common shareholders.
The purchase of common shares by the Fund pursuant to a tender offer will have the effect of increasing the proportionate interest in the Fund of non‑tendering common shareholders. All common shareholders remaining after a tender offer may be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered common shares. Such reduction in the Fund’s total assets may result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance. Such reduction in the Fund’s total assets may also cause common shares to become thinly traded or otherwise negatively impact secondary trading of common shares. A reduction in net assets, and the corresponding increase in the Fund’s expense ratio, could result in lower returns and put the Fund at a disadvantage relative to its peers and potentially cause the Fund’s common shares to trade at a wider discount to NAV than it otherwise would. Furthermore, the portfolio of the Fund following an Eligible Tender Offer could be significantly different and, therefore, common shareholders retaining an investment in the Fund could be subject to greater risk. For example, the Fund may be required to sell its more liquid, higher quality portfolio investments to purchase common shares that are tendered in an

COHEN & STEERS TAX‑ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

Eligible Tender Offer, which would leave a less liquid, lower quality portfolio for remaining shareholders. The prospects of an Eligible Tender Offer may attract arbitrageurs who would purchase the common shares prior to the tender offer for the sole purpose of tendering those shares which could have the effect of exacerbating the risks described herein for shareholders retaining an investment in the Fund following an Eligible Tender Offer.
The Fund is not required to conduct an Eligible Tender Offer. If the Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered common shares would not result in the Fund having aggregate net assets below the Dissolution Threshold, in which case the Eligible Tender Offer will be canceled, no common shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will dissolve on the Dissolution Date (subject to possible extensions). Following the completion of an Eligible Tender Offer in which the number of tendered common shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, the Board of Trustees may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval. Thereafter, the Fund will have a perpetual term. The investment manager may have a conflict of interest in recommending to the Board that the Dissolution Date be eliminated because the investment manager would continue to receive management fees on the remaining assets of the Fund while it remains in existence. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining common shareholders may not have another opportunity to participate in a tender offer. Shares of closed‑end management investment companies frequently trade at a discount from their NAV, and as a result remaining common shareholders may only be able to sell their Shares at a discount to NAV.
Preferred Securities Risk. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in a portfolio of preferred and other income securities. There are various risks associated with investing in preferred securities, including those described below. In addition, the on‑going COVID‑19 outbreak has increased certain risks associated with investing in preferred securities. The impact of the COVID-19 outbreak could persist for years to come and the full impact to financial markets is not yet known. See “Geopolitical Risk” below for additional information regarding the COVID‑19 outbreak.

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Deferral and Omission Risk. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. In certain cases, deferring or omitting distributions may be mandatory. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income. In addition, recent changes in bank regulations may increase the likelihood for issuers to defer or omit distributions.

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Credit and Subordination Risk. Credit risk is the risk that a preferred security in the Fund’s portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•	Interest Rate Risk. Interest rate risk is the risk that preferred securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value

COHEN & STEERS TAX‑ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

of such securities generally will fall, and therefore the Fund may underperform during periods of rising interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of government monetary policy initiatives and resulting market reaction to those initiatives. Preferred securities without maturities or with longer periods before maturity may be more sensitive to interest rate changes.

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Prepayment and Extension Risk. Prepayment risk is the risk that changes in interest rates, credit spreads or other factors will result in the call (repayment) of a preferred security more quickly than expected, such that the Fund may have to invest the proceeds in lower yielding securities, or that expectations of such early call will negatively impact the market price of the security. Extension risk is the risk that changes in the interest rates or credit spreads may result in diminishing call expectations, which can cause prices to fall.

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Floating-Rate and Fixed‑to‑Floating‑Rate Securities Risk. The market value of floating-rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed‑to‑floating‑rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed‑to‑floating‑rate securities will decline due to lower coupon payments on floating-rate securities.

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Call, Reinvestment and Income Risk. During periods of declining interest rates, an issuer may be able to exercise an option to redeem its issue at par earlier than scheduled which is generally known as call risk. Recent regulatory changes may increase call risk with respect to certain types of preferred securities. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem preferred securities if the issuer can refinance the preferred securities at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer, or in the event of regulatory changes affecting the capital treatment of a security. Another risk associated with a declining interest rate environment is that the income from the Fund’s portfolio may decline over time when the Fund invests the proceeds from new share sales at market rates that are below the portfolio’s current earnings rate.

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Liquidity Risk. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

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Limited Voting Rights Risk. Generally, traditional preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board of directors. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.

COHEN & STEERS TAX‑ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

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Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may have a negative impact on the return of the security held by the Fund. See “Call, Reinvestment and Income Risk” above and “Regulatory Risk” below.

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New Types of Securities. From time to time, preferred securities, including hybrid-preferred securities and contingent capital securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the investment manager believes that doing so would be consistent with the Fund’s investment objectives and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Debt Securities Risk. Debt securities generally present two primary types of risk—credit risk, which refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due, and interest rate risk, which is the risk that debt securities will decline in value because of changes in market interest rates. Debt securities also are subject to other similar risks as preferred securities, including call risk, extension risk and liquidity risk.
Risk of Concentration in the Financials Sector. Because the Fund invests 25% or more of its total assets in the financials sector (and may invest a substantial portion of its assets in the financial sector, including in one or more industries in the financial sector), it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration, regulation and competition. In many countries, companies in the financials sector are regulated by governmental entities, which can increase costs for new services or products and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of financial companies has resulted in increased competition and reduced profitability for certain companies. The profitability of many types of financial companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial companies are vulnerable to these economic cycles, the Fund’s investments in these companies may lose significant value during such periods.
Below Investment Grade and Unrated Securities Risk. The Fund may invest a significant portion of its assets in below investment grade securities or securities that are unrated but judged to be below investment grade by the investment manager. Lower-rated securities, or equivalent unrated securities, which are commonly known as “high yield” securities or “junk” securities generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.
NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Ratings assigned by an NRSRO are not absolute standards of credit quality and

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

do not evaluate market risks or the liquidity of securities. NRSROs may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates.
In addition, the Fund may invest a significant portion of its assets in unrated securities (securities which are not rated by an NRSRO) if the investment manager determines that purchase of the securities is consistent with the Fund’s investment objectives and policies. Unrated securities may be less liquid than comparable rated securities and involve the risk that the investment manager may not accurately evaluate the security’s comparative credit rating. If a security is unrated, the investment manager will assign a rating using its own analysis of issuer quality.
Contingent Capital Securities Risk. CoCos, sometimes referred to as contingent convertible securities, are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer, for example, an automatic write-down of principal or a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. CoCos may be subject to an automatic write-down (i.e., the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result in the Fund losing a portion or all of its investment in such securities. In addition, the Fund may not have any rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the dividend or interest payment is based on the security’s par value. If a CoCo provides for mandatory conversion of the security into common shares of the issuer under certain circumstances, such as an adverse event, the Fund could experience a reduced income rate, potentially to zero, as a result of the issuer’s common shares not paying a dividend. In addition, a conversion event would likely be the result of or related to the deterioration of the issuer’s financial condition (e.g., such as a decrease in the issuer’s capital ratio) and status as a going concern, so the market price of the issuer’s common shares received by the Fund may have declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s NAV. Further, the issuer’s common shares would be subordinate to the issuer’s other security classes and therefore worsen the Fund’s standing in a bankruptcy proceeding. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment grade securities. See below “Below Investment Grade and Unrated Securities Risk” below.
Foreign (Non‑U.S.) and Emerging Market Securities Risk. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding or other taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.
The Fund may hold foreign securities of developed market issuers and emerging market issuers. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation, trade sanctions or embargoes or the imposition of restrictions on foreign investment, the lack of hedging instruments, and repatriation of capital invested. Emerging securities markets are substantially smaller,

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less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.
Foreign Currency and Currency Hedging Risk. Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make interest and dividend payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These fluctuations may have a significant adverse impact on the value of the Fund’s portfolio and/or the level of Fund distributions made to shareholders. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.
The Fund may (but is not required to) engage in investments that are designed to hedge the Fund’s foreign currency risks, including foreign currency forward contracts, foreign currency futures contracts, put and call option on foreign currencies and foreign currency swaps. Such transactions may reduce returns or increase volatility, perhaps substantially. While these practices will be entered into to seek to manage these risks, these practices may not prove to be successful or may have the effect of limiting the gains from favorable market movements.
Foreign currency forward contracts, foreign currency futures contracts, OTC options on foreign currencies and foreign currency swaps are subject to the risk of default by the counterparty and can be illiquid. These currency hedging transactions, as well as the futures contracts and exchange-listed options in which the Fund may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currency or other reference asset. As such, a small investment could have a potentially large impact on the Fund’s performance. Whether or not the Fund engages in currency hedging transactions, the Fund may experience a decline in the value of its portfolio securities, in U.S. dollar terms, due solely to fluctuations in currency exchange rates. Use of currency hedging transactions may cause the Fund to experience losses greater than if the Fund had not engaged in such transactions.
The Fund’s transactions in foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or character of the Fund’s distributions.

COHEN & STEERS TAX‑ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

Convertible Securities Risk. Although to a lesser extent than with nonconvertible fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.
Derivatives Risk. Derivatives transactions can be highly volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Derivatives transactions may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance, effecting a form of investment leverage on the Fund’s portfolio. In certain types of derivatives transactions the Fund could lose the entire amount of its investment; in other types of derivatives transactions the potential loss is theoretically unlimited.
The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives transactions. The Fund could experience losses if it were unable to liquidate a derivative position because of an illiquid secondary market. Although both OTC and exchange-traded derivatives markets may experience lack of liquidity, OTC non‑standardized derivatives transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make cash payments of variation (or mark‑to‑market) margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close derivatives transactions positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio.
Successful use of derivatives transactions also is subject to the ability of the investment manager to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction

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being hedged and the price movements of the derivatives. Derivatives transactions entered into to seek to manage the risks of the Fund’s portfolio of securities may have the effect of limiting gains from otherwise favorable market movements. The use of derivatives transactions may result in losses greater than if they had not been used (and a loss on a derivatives transaction position may be larger than the gain in a portfolio position being hedged), may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Amounts paid by the Fund as premiums and cash or other assets held as collateral with respect to derivatives transactions may not otherwise be available to the Fund for investment purposes. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, political developments, government intervention or failure to intervene, suspension of settlements or the inability of the Fund to deliver or receive a specified currency.
The Fund may enter into swap, cap or other transactions to attempt to protect itself from increasing interest or dividend expenses resulting from increasing short-term interest rates on any leverage it incurs or increasing interest rates on securities held in its portfolio. A decline in interest rates may result in a decline in the value of the transaction, which may result in a decline in the NAV of the Fund. A sudden and dramatic decline in interest rates may result in a significant decline in the NAV of the Fund. Depending on the state of interest rates in general, the use of interest rate hedging transactions could enhance or harm the overall performance of the Fund.
In the event the Fund enters into forward currency contracts for hedging purposes, the Fund will be subject to currency exchange rates risk. Currency exchange rates may fluctuate significantly over short periods of time and also can be affected unpredictably by intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. The Fund’s success in these transactions will depend principally on the ability of the investment manager to predict accurately future foreign currency exchange rates. Additional risks associated with derivatives trading include counterparty risk, liquidity risk and tracking/correlation risk.
The Fund’s investments in forward currency contracts and interest rate swaps would subject the Fund to risks specific to derivatives transactions, including: the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. Furthermore, the ability to successfully use derivative instruments depends on the ability of the investment manager to predict pertinent market movements, which cannot be assured. Thus, the use of derivative instruments for hedging, currency or interest rate management, or other purposes may result in losses greater than if they had not been used.
Structured notes and other related instruments carry risks similar to those of more traditional derivatives such as futures, forward and option contracts. However, structured instruments may entail a greater degree of market risk and volatility than other types of debt obligations.
The Fund will be subject to credit risk with respect to the counterparties to certain derivatives transactions entered into by the Fund. Derivatives may be purchased on established exchanges or through privately negotiated OTC transactions. Each party to an OTC derivative bears the risk that the counterparty will default.

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If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives transactions is generally lower than for uncleared OTC derivatives transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy their obligations to the Fund.
Rule 144A Securities Risk. Rule 144A Securities are considered restricted securities because they are not registered for sale to the general public and may only be resold to certain qualified institutional buyers. Institutional markets for Rule 144A Securities that exist or may develop may provide both readily ascertainable values for such securities and the ability to promptly sell such securities. However, if there are an insufficient number of qualified institutional buyers interested in purchasing Rule 144A Securities held by the Fund, the Fund will be subject to liquidity risk and thus may not be able to sell the Rule 144A Securities at a desirable time or price.
Regulation S Securities Risk. Regulation S securities are offered through non‑U.S. offerings without registration with the SEC pursuant to Regulation S of the Securities Act. Regulation S securities may be relatively less liquid as a result of legal or contractual restrictions on resale. Because Regulation S securities are generally less liquid than registered securities, the Fund may take longer to liquidate these positions than publicly traded securities or may not be able to sell them at the price desired. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded or otherwise offered in the United States. Accordingly, Regulation S securities may involve a high degree of business and financial risk and may result in losses to the Fund.
LIBOR Risk: Many financial instruments are tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. The Head of the UK Financial Conduct Authority the (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA) ceased publication of most LIBOR settings at the end of 2021 and the IBA is expected to cease publication of a majority of U.S. dollar LIBOR settings after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate (SOFR) for U.S. dollar LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR). Other countries are introducing their own local-currency-denominated alternative reference rates for short-term lending and global consensus on alternative rates is lacking.
In March 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically replace the U.S. dollar LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be

COHEN & STEERS TAX‑ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

based on SOFR published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes.
There remains uncertainty and risk regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments, the suitability of the proposed replacement rates, and the process for amending existing contracts and instruments remains unclear. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of, inaccurate valuations of, and miscalculations of payment amounts for LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, any alternative reference rate may be a less effective substitute resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the cessation of LIBOR publications.
Other Investment Companies Risk. To the extent the Fund invests a portion of its assets in investment companies, including open‑end funds, closed‑end funds, ETFs and other types of pooled investment funds, those assets will be subject to the risks of the purchased investment companies’ portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased investment companies. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Risks associated with investments in closed‑end funds also generally include the risks associated with the Fund’s structure as a closed‑end investment company, including market risk, leverage risk, risk of market price discount from NAV, risk of anti-takeover provisions and non‑diversification. In addition, investments in closed‑end funds may be subject to dilution risk, which is the risk that strategies employed by a closed‑end fund, such as rights offerings, may, under certain circumstances, have the effect of reducing its share price and the Fund’s proportionate interest. In addition, restrictions under the 1940 Act may limit the Fund’s ability to invest in other investment companies to the extent desired.
The SEC has adopted Rule 12d1‑4 permitting fund of fund arrangements subject to various conditions, and rescinding the present rule and certain exemptive relief previously granted. Rule 12d1‑4 may adversely affect the Fund’s ability to invest in other investment companies and could also significantly affect the Fund’s ability to redeem its investments in other investment companies, making such investments less attractive. The effects of rule and other regulatory changes are not known as of the date of this report, but they could cause the Fund to incur losses, realize taxable gains distributable to shareholders, incur greater or unexpected expenses or experience other adverse consequences.
Common Stock Risk. The Fund may invest in common stocks. Common stocks are subject to special risks. Although common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value

COHEN & STEERS TAX‑ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. Also, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Fund will invest are typically subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets, and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.
Government Securities Risk. Not all obligations of the U.S. Government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. Government or its agencies or instrumentalities of a security held by the Fund does not apply to the market value of such security or to Fund shares. In addition, a security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices of such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. Government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.
Municipal Securities Risk. Municipal securities are debt obligations issued by states or by political subdivisions or authorities of states. Municipal securities are typically designated as general obligation bonds, which are general obligations of a governmental entity that are backed by the taxing power of such entity, or revenue bonds, which are payable from the income of a specific project or authority and are not supported by the issuer’s power to levy taxes. Municipal securities are long-term fixed rate debt obligations that generally decline in value with increases in interest rates, when an issuer’s financial condition worsens or when the rating on a bond is decreased. Many municipal securities may be called or redeemed prior to their stated maturity. Lower-quality revenue bonds and other credit-sensitive municipal securities carry higher risks of default than general obligation bonds. In addition, the amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, local and business developments, and public perception, may adversely affect the yield and/or value of the Fund’s investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue.
The cost associated with combating the outbreak of COVID‑19 and its negative impact on tax revenues has adversely affected the financial condition of state and local governments. In the past, a number of municipal issuers have defaulted on obligations, were downgraded or commenced insolvency proceedings during economic or market turmoil or a recession. The effects of this outbreak could affect the ability of state and local governments to make payments on debt obligations when due and could adversely impact the value of their bonds, which could negatively impact the performance of the Fund.
Restricted and Illiquid Securities Risk. The Fund may invest in investments that may be illiquid (i.e., securities that may be difficult to sell at a desirable time or price). Illiquid securities are securities that

COHEN & STEERS TAX‑ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books. Restricted securities and illiquid securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the OTC markets. Contractual restrictions on the resale of securities result from negotiations between the issuer and purchaser of such securities and therefore vary substantially in length and scope. To dispose of a restricted security that the Fund has a contractual right to sell, the Fund may first be required to cause the security to be registered. A considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell, during which time the Fund would bear market risks.
Leverage Risk. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. The use of leverage also results in the investment management fees payable to the investment manager being higher than if the Fund did not use leverage and can increase operating costs, which may reduce total return. In some market conditions, the Fund may not be able to employ leverage to the extent or at the cost desired. This could prevent the Fund from executing its portfolio strategies or could otherwise depress shareholder returns. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.
Additional Risk Considerations
Tax Risk. No assurance can be given as to what percentage of the distributions paid on the common shares of the Fund, if any, will consist of tax‑advantaged qualified dividend income or long-term capital gain or what the tax rates on various types of income will be in future years. The maximum long-term capital gain tax rate applicable to qualified dividend income is currently 20%, 15%, or 0% for individuals depending on the amount of their taxable income for the year. An additional 3.8% Medicare tax will also apply in the case of some individuals. In addition, it may be difficult to obtain information regarding whether distributions by non‑U.S. entities in which the Fund invests should be regarded as qualified dividend income. Furthermore, to receive qualified dividend income treatment, the Fund must meet holding period and other requirements with respect to the dividend-paying securities in its

COHEN & STEERS TAX‑ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund’s common shares. Holding periods may be affected by certain of the Fund’s transactions in options and other derivatives. There can be no guarantee that U.S. federal tax laws will not change in the future.
Active Management Risk. As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the investment manager’s investment techniques could fail to achieve the Fund’s investment objectives or negatively affect the Fund’s investment performance.
Portfolio Turnover Risk. The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objectives. There are no limits on portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the investment manager, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund that, when distributed to shareholders, would be taxable to such shareholders as ordinary income.
Non‑Diversified Status. Because the Fund, as a non‑diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund presents greater risk to you than an investment in a diversified company.
Anti-Takeover Provisions. Certain provisions of the Fund’s Declaration of Trust and Bylaws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to modify the Fund’s structure. The provisions may have the effect of depriving you of an opportunity to sell your shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of the Fund to an open‑end investment company.
Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war (including Russia’s military invasion of Ukraine), terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics or pandemics, such as that caused by the COVID‑19 virus and its variants (“COVID‑19”), market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on U.S. and global economies and financial markets. Supply chain disruptions or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies or industries. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.
Although the long-term economic fallout of COVID‑19 is difficult to predict, it has contributed to, and may continue to contribute to, market volatility, inflation and systemic economic weakness.

COHEN & STEERS TAX‑ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

COVID‑19 and efforts to contain its spread may also exacerbate other pre‑existing political, social, economic, market and financial risks. In addition, the U.S. government and other central banks across Europe, Asia, and elsewhere announced and/or adopted economic relief packages in response to COVID‑19. The end of any such program could cause market downturns, disruptions and volatility, particularly if markets view the ending as premature. The COVID‑19 pandemic and its effects are expected to continue, and therefore the economic outlook, particularly for certain industries and businesses, remains inherently uncertain.
On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period that ended on December 31, 2020. The EU‑UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU (TCA), provisionally went into effect on January 1, 2021, and entered into force officially on May 1, 2021, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is still considerable uncertainty relating to the potential consequences of the exit, how the negotiations for new trade agreements will be conducted, and whether the UK’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on the UK, European and broader global economies, could be significant, potentially resulting in increased market volatility and illiquidity, political, economic, and legal uncertainty, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.
On February 24, 2022, Russia launched a large-scale invasion of Ukraine significantly amplifying already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russia, Russian individuals and entities and Belarus. The extent and duration of the military action, sanctions imposed and other punitive actions taken (including any Russian retaliatory responses to such sanctions and actions), and resulting disruptions in Europe and globally cannot be predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally, including through global supply chain disruptions, increased inflationary pressures and reduced economic activity. To the extent the Fund has exposure to the energy sector, the Fund may be especially susceptible to these risks. These disruptions may also make it difficult to value the Fund’s portfolio investments and cause certain of the Fund’s investments to become illiquid. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non‑U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.
Real Estate Risk. To the extent that the Fund invests in real estate related investments, including REITs or real-estate linked derivative instruments, it will be subject to the risks associated with owning real estate and with the real estate industry generally. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. REITs generally are dependent upon management skills and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could

COHEN & STEERS TAX‑ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Cyber Security Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund and its service providers (including the investment manager) may be susceptible to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, gaining unauthorized access to digital systems for purposes of misappropriating assets and causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial‑of‑service. Successful cyber-attacks against, or security breakdowns of, the Fund, the investment manager, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Furthermore, as a result of breaches in cyber security or other operational and technology disruptions or failures, an exchange or market may close or issue trading halts on specific securities or an entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. While the Fund has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar types of cyber security risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.
Each of the Fund and the investment manager may have limited ability to prevent or mitigate cyber-attacks or security or technology breakdowns affecting the Fund’s third-party service providers. While the Fund has established business continuity plans and systems designed to prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.
Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition to Rule 18f‑4, which governs the way derivatives are used by registered investment companies, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. The Fund and the instruments in which it invests may be subject

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to new or additional regulatory constraints in the future. While the full extent of all of these regulations is unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. For example, climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Fund or its investments by, among other things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.
The SEC recently adopted Rule 18f-4 under the 1940 Act relating to a registered investment company’s use of derivatives and certain financing transactions (such as reverse repurchase transactions) that could potentially require the Fund to observe more stringent requirements than are currently imposed by the 1940 Act. Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior SEC guidance for covering certain derivative instruments and related transactions. Rule 18f-4 may substantially curtail the Fund’s ability to use derivative instruments as part of the Fund’s investment strategy and could ultimately prevent the Fund from being able to achieve its investment goals. Compliance with Rule 18f-4 will not be required until approximately August 2022. As the Fund comes into compliance, the Fund’s approach to asset segregation and coverage requirements will be impacted.
Mortgage- and Asset-Backed Securities Risk. The risks associated with mortgage-related securities include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (3) prepayment risk, which can lead to significant fluctuations in value of the mortgage-related security; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral.
Asset-backed securities involve certain risks in addition to those presented by mortgage-related securities: (1) primarily, these securities do not have the benefit of the same security interest in the underlying collateral as mortgage-related securities and are more dependent on the borrower’s ability to pay; (2) credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due; and (3) most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If these obligations are sold to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. There is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

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Investment Restrictions
The Fund has adopted certain investment limitations that are fundamental and may not be changed without the approval of the holders of a majority of the outstanding common shares and, if issued, preferred shares voting as a single class, and the approval of the holders of a majority of the preferred shares voting as a separate class. Under these limitations, the Fund may not: (1) issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act or pursuant to exemptive relief therefrom, or pledge, mortgage or hypothecate its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; provided that, notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary purposes; (2) act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities; (3) Purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and loans and other securities secured by real estate or interests therein, and the Fund may hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities and loans; (4) make loans to other persons except through the lending of securities held by it (but not to exceed a value of one‑third of total assets), through the use of repurchase agreements, and by the purchase of debt securities; or (5) invest more than 25% of its total assets in securities of issuers in any one industry, except that the Fund will invest 25% or more of its total assets in the financials sector, which is comprised of the banking, diversified financials, real estate (including REITs) and insurance industries. The Fund may purchase and sell commodities or commodity contracts, including futures contracts, to the maximum extent permitted by law. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. With respect to investment restriction number 5, the Fund will invest 25% or more of its total assets in the financial sector, which is comprised of the banking, diversified financials, real estate (including REITs) and insurance industries. From time to time, the Fund may have 25% or more of its total assets invested in any one or more of those industries that make up the financials sector.
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
The Board of Trustees of the Fund, including a majority of the trustees who are not parties to the Fund’s investment management agreement (the Management Agreement), or interested persons of any such party (the Independent Trustees), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Trustees called for the purpose of voting on the approval or continuation. The Management Agreement was discussed at a meeting of the Independent Trustees, in their capacity as the Contract Review Committee, held on June 7, 2022 and at meetings of the full Board of Trustees held on March 15, 2022 and June 14, 2022. The Independent Trustees, in their capacity as the Contract Review Committee, also discussed the Management Agreement in executive session on June 14, 2022. At the meeting of the full Board of Trustees on June 14, 2022, the Management Agreement was unanimously continued for a term ending June 30, 2023 by the Fund’s Board of Trustees, including the Independent Trustees. The Independent Trustees were represented by

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independent counsel who assisted them in their deliberations during the meetings and executive session.
In considering whether to continue the Management Agreement, the Board of Trustees reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds and, collectively with the Fund, the Peer Group) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment manager (the Investment Manager); and a memorandum from counsel to the Independent Directors outlining the legal duties of the Board of Trustees. The Board of Trustees also considered a supplemental peer group compiled by the Investment Manager when evaluating the Fund’s performance and fees and expenses. The Board took into account that the Investment Manager believes the supplemental peer group, which consists of a mix of recently launched fixed-income closed‑end funds, is more representative of the Fund’s expense structure. The Board of Trustees also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Trustees considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Trustees, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board of Directors also considered information provided by the Investment Advisor in response to a request for information submitted by counsel to the Independent Directors, on behalf of the Independent Directors, as well as information provided by the Investment Advisor in response to a supplemental request. Additionally, the Independent Trustees noted that in connection with their considerations, that they had received information from the Investment Manager about, and discussed with the Investment Manager, the operations of its business continuity plan and related matters and the operations of third party service providers during the COVID‑19 pandemic. In particular, the Board of Trustees considered the following:
(i) The nature, extent and quality of services to be provided by the Investment Manager: The Board of Trustees reviewed the services that the Investment Manager provides to the Fund, including, but not limited to, making the day‑to‑day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Trustees of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, managing the Fund’s debt leverage level, and generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Trustees also discussed with officers and portfolio managers of the Fund the types of transactions conducted on behalf of the Fund. Additionally, the Board of Trustees took into account the services provided by the Investment Manager to its other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board of Trustees also considered the education, background and experience of the Investment Manager’s personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Trustees further noted the Investment Manager’s ability to attract qualified and experienced personnel. The Board of Trustees also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Trustees concluded that the nature, extent and quality of services provided by the Investment Manager are satisfactory and appropriate.
(ii) Investment performance of the Fund and the Investment Manager: The Board of Trustees considered the investment performance of the Fund compared to Peer Funds and compared to a

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relevant benchmark and a relevant blended benchmark. The Board of Trustees noted that the Fund outperformed the relevant benchmark and relevant blended benchmark for the one‑year period ended March 31, 2022. The Board of Trustees also noted that the Fund underperformed the Peer Group median for the one‑year period ended March 31, 2022, ranking the Fund in the fifth quintile. The Board of Trustees also considered the Fund’s performance as compared to a supplemental peer group compiled by the Investment Advisor, and noted that the Fund outperformed for the one‑year period ended March 31, 2022, ranking the Fund five out of twelve peers. The Board of Trustees engaged in discussions with the Investment Manager regarding the contributors to and detractors from the Fund’s performance during the period, the relevant implications of the continuing COVID‑19 pandemic, as well as the impact of leverage on the Fund’s performance. The Board of Trustees also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance and the Investment Manager’s performance in managing similarly managed funds and accounts. The Board of Trustees determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Management Agreement.
(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: The Board of Trustees considered the contractual and actual management fees paid by the Fund as well as the Fund’s total expense ratios. As part of its analysis, the Board of Trustees gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Trustees considered that the Fund’s contractual management fee and actual management fee at managed and common asset levels were higher than the Peer Group medians, ranking the Fund in the fifth quintile for each. The Board of Trustees considered the Fund’s fees and expenses versus the supplemental peer group compiled by the Investment Manager, and noted that the Fund’s actual management fee at both managed and common asset levels is lower than the supplemental peer group median, ranking five out of fourteen peers and seven out of fourteen peers, respectively. The Board of Trustees noted that the Fund’s total expense ratio including investment-related expenses at both common asset levels and managed asset levels were higher than the Peer Group medians, ranking in the fifth quintile, for each. The Board of Trustees also noted that the Fund’s total expense ratios excluding investment-related expenses at both managed and common asset levels were higher than the Peer Group medians, ranking in the fifth quintile for each. The Fund’s total expense ratio including investment-related expenses at both managed and common asset levels versus the supplemental peer group compiled by the Investment Manager are lower than the supplemental peer group medians, ranking six out of fourteen peers and seven out of fourteen peers, respectively. The Fund’s total expense ratio excluding investment-related expenses at managed asset level are also lower than the supplemental peer group median, ranking five out of fourteen peers. The Board of Trustees considered the impact of leverage levels on the Fund’s fees and expenses at managed and common asset levels. In light of the considerations above, the Board of Trustees concluded that the Fund’s current expense structure was satisfactory.
The Board of Trustees also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Trustees considered the level of the Investment Manager’s profits and whether the profits were reasonable for the Investment Manager. The Board of Trustees took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Manager receives by allocating the Fund’s brokerage transactions. The Board of Trustees further considered that the

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Investment Manager continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Trustees also considered the administrative services provided by the Investment Manager and the associated administration fee paid to the Investment Manager for such services under the Administration Agreement. The Board of Trustees determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of Trustees concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager’s fiduciary duties.
(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Trustees noted that, as a closed‑end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Trustees determined that, given the Fund’s closed‑end structure, there were no significant economies of scale that were not already being shared with shareholders. In considering economies of scale, the Board of Trustees also noted, as discussed above in (iii), that the Investment Manager continues to reinvest profits back in the business.
(v) Comparison of services to be rendered and fees to be paid to those under other investment management contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Trustees compared the fees paid under the Management Agreement to those under other investment management contracts of other investment advisors managing Peer Funds. The Board of Trustees also compared the services rendered and fees paid under the Management Agreement to fees paid, including the ranges of such fees, under the Investment Manager’s other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Manager provides more services to the Fund than it does for institutional or subadvised accounts. The Board of Trustees also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Trustees determined that on a comparative basis the fees under the Management Agreement were reasonable in relation to the services provided.
No single factor was cited as determinative to the decision of the Board of Trustees, and each Trustee may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Trustees, including the Independent Trustees, unanimously approved the continuation of the Management Agreement.

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MANAGEMENT OF THE FUND
The business and affairs of the Fund are managed under the direction of the Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its investment manager, administrator, co‑administrator, custodian and transfer agent. The management of the Fund’s day‑to‑day operations is delegated to its officers, the investment advisor, administrator and co‑administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.
The Board of Trustees and officers of the Fund and their principal occupations during at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Trustee (Including the Fund)	Length of Time Served[3]

Interested Trustees[4]

Joseph M. Harvey[5] 1963	Trustee, Chairman	Until Next Election of Trustees	President of Cohen & Steers Capital Management, Inc. (CSCM or the Advisor) (since 2003) and President of Cohen & Steers, Inc. (CNS) (since 2004). Chief Investment Officer of CSCM from 2003 to 2019. Prior to that, Senior Vice President and Director of Investment Research of CSCM.	21	Since 2014

Adam M. Derechin[6] 1964	Trustee	Until Next Election of Trustees	Chief Operating Officer of CSCM since 2003 and CNS since 2004. President and Chief Executive Officer of the Funds from 2005 to 2021.	21	Since 2021

Independent Directors

Michael G. Clark 1965	Trustee	Until Next Election of Trustees	CFA; From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	21	Since 2011
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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Trustee (Including the Fund)	Length of Time Served[3]

George Grossman 1953	Trustee	Until Next Election of Trustees	Attorney‑at‑law.	21	Since 1993

Dean A. Junkans 1959	Trustee	Until Next Election of Trustees	CFA; Advisor to SigFig (a registered investment advisor) since July, 2018; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; former Member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; former Adjunct Professor and Executive-In-Residence, Bethel University, 2015 to 2022; former Board Member and Investment Committee member, Bethel University Foundation, 2010 to 2022; former Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.	21	Since 2015
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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Trustee (Including the Fund)	Length of Time Served[3]

Gerald J. Maginnis 1955	Trustee	Until Next Election of Trustees	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; Member, PICPA Board of Directors from 2012 to 2016; Member, Council of the American Institute of Certified Public Accountants (AICPA) from 2013 to 2017; Member, Board of Trustees of AICPA Foundation from 2015 to 2020; Board member and Audit Committee Chairman of inTEST Corporation since 2020; Chairman of the Advisory Board of Centri Consulting LLC since 2022.	21	Since 2015

Jane F. Magpiong 1960	Trustee	Until Next Election of Trustees	President, Untap Potential since 2013; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA- CREF, from 2008 to 2011; President, Bank of America Private Bank from 2005 to 2008; and prior to that, Executive Vice President, Fleet Private Clients Group, from 2003 to 2004.	21	Since 2015
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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Trustee (Including the Fund)	Length of Time Served[3]

Daphne L. Richards 1966	Trustee	Until Next Election of Trustees	President and CIO of Ledge Harbor Management since 2016; Investment Committee Member of the Berkshire Taconic Community Foundation since 2015 and Member of the Advisory Board of Northeast Dutchess Fund since 2016; former Independent Director of Cartica Management, LLC, 2015 to 2022; formerly, worked at Bessemer Trust Company from 1999 to 2014; Frank Russell Company from 1996 to 1999. Union Bank of Switzerland from 1993 to 1996; Credit Suisse from 1990 to 1993; and Hambros International Venture Capital Fund from 1988 to 1989.	21	Since 2017
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(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Trustee (Including the Fund)	Length of Time Served[3]

Ramona Rogers‑Windsor[7] 1960	Trustee	Until Next Election of Trustees	CFA; Member, Capital Southwest Board of Directors since March 2021; member, Thomas Jefferson University Board of Trustees since 2020; Managing Director, Public Investments Department, Northwestern Mutual Investment Management Company, LLC from 2012 to 2019; member, Milwaukee Film, LLC Board of Directors from 2016 to 2019.	21	Since 2021

[1]	The address for each trustee is 280 Park Avenue, New York, NY 10017.
[2]	On March 12, 2008, the Board of Trustees adopted a mandatory retirement policy stating a Trustee must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
[3]	The length of time served represents the year in which the Trustee was first elected or appointed to any fund in the Cohen & Steers Fund Complex.
[4]	“Interested person” as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Trustees).
[5]
Robert H. Steers resigned from the Fund’s Board of Trustees and role as Chairman, effective December 7, 2021. The Board of Trustees has appointed Joseph M. Harvey to succeed Mr. Steers as Chairman, effective December 7, 2021.

[6]	Mr. Derechin was elected as a Trustee of each of the Funds in the Cohen & Steers Fund Complex by each applicable Fund’s Board of Trustees on December 7, 2021.
[7]	Ms. Rogers-Windsor was elected as a Trustee of each of the Funds in the Cohen & Steers Fund Complex by each applicable Fund’s Board of Trustees on March 8, 2021.

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The officers of the Fund (other than Mr. Harvey, whose biography is provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]

James Giallanza 1966	President and Chief Executive Officer	Executive Vice President of CSCM since 2014 and Prior to that, Senior Vice President of CSCM since 2006.	Since 2006

Albert Laskaj 1977	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2015.	Since 2015

Dana A. DeVivo 1981	Secretary and Chief Legal Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2013.	Since 2015

Stephen Murphy 1966	Chief Compliance Officer and Vice President	Senior Vice President of CSCM since 2019. Prior to that, Managing Director at Mirae Asset Securities (USA) Inc. since 2017. Prior to that, VP & Chief Compliance Officer of Weiss Multi-Strategy Adviser LLC since 2011.	Since 2019

William F. Scapell 1967	Vice President	Executive Vice President of CSCM since 2014, Prior to that, Senior Vice President of CSCM since 2003.	Since 2003

Elaine Zaharis-Nikas 1973	Vice President	Senior Vice President of CSCM since 2014. Prior to that, Vice President of CSCM since 2005.	Since 2015

[1]	The address of each officer is 280 Park Avenue, New York, NY 10017.
[2]
Officers serve one‑year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

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Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS TAX‑ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?
We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS TAX‑ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX
COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX
COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX
COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX
COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non‑U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX
COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX
COHEN & STEERS PREFERRED SECURITIES
AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non‑U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX
COHEN & STEERS LOW DURATION PREFERRED
AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low‑duration preferred and other income securities issued by U.S. and non‑U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX
COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX
COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX
COHEN & STEERS ALTERNATIVE INCOME FUND

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open‑end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800‑330‑7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS TAX‑ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

OFFICERS AND TRUSTEES
Joseph M. Harvey
Trustee, Chairman and Vice President
Adam M. Derechin
Trustee
Michael G. Clark
Trustee
George Grossman
Trustee
Dean A. Junkans
Trustee
Gerald J. Maginnis
Trustee
Jane F. Magpiong
Trustee
Daphne L. Richards
Trustee
Ramona Rogers-Windsor
Trustee
James Giallanza
President and Chief Executive Officer
Albert Laskaj
Treasurer and Chief Financial Officer
Dana A. DeVivo
Secretary and Chief Legal Officer
Stephen Murphy
Chief Compliance Officer
and Vice President
William F. Scapell
Vice President
Elaine Zaharis-Nikas
Vice President
KEY INFORMATION
Investment Manager and Administrator
Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232
Co-administrator and Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
Transfer Agent
Computershare
150 Royall Street
Canton, MA 02021
(866) 227-0757
Legal Counsel
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036
New York Stock Exchange Symbol:    PTA
Website: cohenandsteers.com
This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

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Cohen & Steers
Tax-Advantaged
Preferred
Securities and
Income Fund
(PTA)
Annual Report October 31, 2022
As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.
You may elect to receive all future reports in paper, free of charge, at anytime. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (866) 227-0757 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.
PTAAR

Item 2. Code of Ethics.

The registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer (the “Code of Ethics”). The Code of Ethics was in effect during the reporting period. In December 2021, the registrant amended the Code of Ethics to reflect the registrant’s current Principal Executive Officer and Principal Financial Officer. The registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period. A current copy of the Code of Ethics is available on the registrant’s website at
https://assets.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf. Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The Registrant’s board has determined that Gerald J. Maginnis qualifies as an audit committee financial expert based on his years of experience in the public accounting profession. The registrant’s board has determined that Michael G. Clark qualifies as an audit committee financial expert based on his years of experience in the public accounting profession and the investment management and financial services industry. The registrant’s board has determined that Ramona Rogers-Windsor qualifies as an audit committee financial expert based on her years of experience in the investment management and financial services industry. Each of Messrs. Maginnis and Clark and Ms. Rogers-Windsor is a member of the board’s audit committee, and each is independent as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) The registrant commenced operations on October 28, 2020. Aggregate fees billed to the registrant for the fiscal years ended October 31, 2022 and October 31, 2021 for professional services rendered by the registrant’s principal accountant were as follows:

	2022	2021
Audit Fees	$46,028	$44,258
Audit-Related Fees	$0	$0
Tax Fees	$6,301	$6,059
All Other Fees	$0	$0

Audit-related fees were for agreed-upon procedures in connection with the Fund’s initial public offering and overallotment option. Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns and the computation of corporate and franchise tax amounts.

(e)(1) The registrant’s audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2) No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The registrant commenced operations on October 28, 2020. For the fiscal years ended October 31, 2022 and October 31, 2021, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2022	2021
Registrant	$6,301	$6,059
Investment Advisor	$0	$0

(h) The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the committee are Gerald J. Maginnis (chairman), Michael G. Clark, George Grossman and Ramona Rogers-Windsor.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated voting of proxies in respect of portfolio holdings to Cohen & Steers Capital Management, Inc. (“C&S”), in accordance with the policies and procedures set forth below.

COHEN & STEERS CAPITAL MANAGEMENT, INC.

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that Cohen & Steers Capital Management, Inc. and its affiliated advisors (“Cohen & Steers”, “we” or “us”) follow in exercising voting rights with respect to securities held in its client portfolios. All proxy-voting rights that are exercised by Cohen & Steers shall be subject to this Statement of Policy and Procedures.

General Proxy Voting Guidelines

Objectives

Voting rights are an important component of corporate governance. Cohen & Steers has three overall objectives in exercising voting rights:

•

Responsibility. Cohen & Steers shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

•

Rationalizing Management and Shareholder Concerns. Cohen & Steers seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

•

Shareholder Communication. Since companies are owned by their shareholders, Cohen & Steers seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

General Principles

In exercising voting rights, Cohen & Steers shall conduct itself in accordance with the general principles set forth below.

•	The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

•	In exercising voting rights, Cohen & Steers shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

•	Consistent with general fiduciary duties, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

•	In exercising voting rights on behalf of clients, Cohen & Steers shall conduct itself in the same manner as if Cohen & Steers were the beneficial owner of the securities.

•	To the extent reasonably possible, Cohen & Steers shall participate in each shareholder voting opportunity.

•	Voting rights shall not automatically be exercised in favor of management-supported proposals.

•	Cohen & Steers, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy vote.

General Guidelines

Set forth below are general guidelines that Cohen & Steers shall follow in exercising proxy voting rights:

•

Prudence. In making a proxy voting decision, Cohen & Steers shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

•

Third Party Views. While Cohen & Steers may consider the views of third parties, Cohen & Steers shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

•

Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, Cohen & Steers shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., Cohen & Steers may discount long-term views on a short-term holding).

Specific Guidelines

Board and Director Proposals

Election of Directors

Voting for Director Nominees in Uncontested Elections

Votes on director nominees are made on a case-by-case basis using a “mosaic” approach, where all factors are considered and no single factor is determinative. In evaluating director nominees, Cohen & Steers considers the following factors:

•	Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;

•

Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees and/or the full board serves as the audit, compensation, or nominating committees or the company does not have one of these committees;

•	Whether the board ignored a significant shareholder proposal that was approved by a majority of the votes cast in the previous year;

•	Whether the board, without shareholder approval, instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;

•	Whether the nominee is the chairman or CEO of a publicly-traded company who serves on more than two (2) public company boards;

•	In the case of nominees other than the chairman or CEO, whether the nominee serves on more than four (4) public company boards;

•	If the nominee is an incumbent director, the length of tenure taking into account tenure limits recommended by local corporate governance codes[1];

•	Whether the nominee has a material related party transaction or a material conflict of interest with the company;

•	Whether the nominee (or the entire board) has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment;

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

•	Material failures of risk oversight including, but not limited to:

•	Bribery;

•	Large or serial fines from regulatory bodies;

•	Demonstrably poor risk oversight of environmental and social issues, including climate change;

•	Significant adverse legal judgments or settlements;

•	Hedging of company stock by employees or directors of a company; or

•	Significant pledging of company stock in the aggregate by officers or directors of a company;

•	Whether the board has oversight of material climate-related risks and opportunities including, but not limited to:

•

The transition and physical risks the company faces related to climate change on its operations and investment in terms of the impact on its business and financial condition, including the company’s related disclosures;

•	How the board identifies, measures and manages such risks; and

•	The board’s oversight of climate-related risk as a part of governance, strategy, risk management, and metrics and targets;

•

Actions related to a nominee’s service on other boards that raise substantial doubt about such nominee’s ability to effectively oversee management and serve the best interests of shareholders at any company; and

•

In the case of a nominee that is the chair of the nominating committee (or other directors on a case-by-case basis), whether the company’s board lacks diversity including, but not limited to, diversity of gender, ethnicity, race and background.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis considering the long-term financial performance of the company relative to its industry management’s track record, the qualifications of the nominees and other relevant factors.

[1]

For example, in the UK, independent directors of publicly traded companies with tenure exceeding nine (9) years are reclassified as non-independent unless the company can explain why they remain independent.

Board Composition and Gender Diversity

We encourage companies to continue to evolve diversity and inclusion practices. We generally vote against the chair of the nominating committee (or other directors on a case-by-case basis) at companies where the post-election board contains no female directors if the board has not included a female director during the last 12 months and the company has not articulated a plan to include a qualified female nominee.

Non-Disclosure of Board Nominees

Cohen & Steers generally votes against the election of director nominees if the names of the nominees are not disclosed prior to the meeting. However, Cohen & Steers recognizes that companies in certain emerging markets may have legitimate reasons for not disclosing nominee names. In such cases, if a company discloses a legitimate reason why such nominee names have not been disclosed, Cohen & Steers may vote for the nominees even if nominee names are not disclosed.

Majority Vote Requirement for Directors (SP)2

Cohen & Steers generally votes for proposals asking the board to amend the company’s governance documents (charter or bylaws) to provide that director nominees will be elected by the affirmative vote of the majority of votes cast.

Separation of Chairman and CEO (SP)

Cohen & Steers generally votes for proposals to separate the CEO and chairman positions. However, Cohen & Steers does recognize that under certain circumstances, it may be in the company’s best interest for the CEO and chairman positions to be held by one person.

Independent Chairman (SP)

Cohen & Steers reviews on a case-by-case basis proposals requiring the chairman’s position to be filled by an independent director taking into account the company’s current board leadership and governance structure, company performance, and any other factors that may be relevant.

Lead Independent Director (SP)

In cases where the CEO and chairman roles are combined or the chairman is not independent, Cohen & Steers votes for the appointment of a lead independent director.

Board Independence (SP)

Cohen & Steers believes that boards should have a majority of independent directors. Therefore, Cohen & Steers vote for proposals that require the board to be comprised of a majority of independent directors.

In general, Cohen & Steers considers a director independent if the director satisfies the independence definition set forth in local corporate governance codes and/or the applicable listing standards of the exchange on which the company’s stock is listed.

In addition, Cohen & Steers generally considers a director independent if the director has no significant financial, familial or other ties with the company that may pose a conflict and has not been employed by the company in an executive capacity.

Board Size (SP)

Cohen & Steers generally votes for proposals to limit the size of the board to 15 members or less.

[2]	“SP” refers to a shareholder proposal.

Classified Boards (SP)

Cohen & Steers generally votes in favor of proposals to declassify boards of directors. In voting on proposals to declassify a board of directors, Cohen & Steers evaluates all facts and circumstances, including whether: (i) the current management and board have a history of making good corporate and strategic decisions and (ii) the proposal is in the best interests of shareholders.

Tiered Boards (non-U.S.)

Cohen & Steers votes in favor of unitary boards as opposed to tiered board structures. Cohen & Steers believes that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.

Independent Committees (SP)

Cohen & Steers votes for proposals requesting that a board’s audit, compensation and nominating committees consist only of independent directors.

Adoption of a Board with Audit Committee Structure (JAPAN)

Cohen & Steers votes for article amendments to adopt a board with an audit committee structure unless the structure obstructs shareholders’ ability to submit proposals on income allocation related issues or the company already has a 3-committee (U.S. style) structure.

Non-Disclosure of Board Compensation

Cohen & Steers generally votes against the election of director nominees at companies if the compensation paid to such directors is not disclosed prior to the meeting. However, Cohen & Steers recognizes that companies in certain emerging markets may have legitimate reasons for not disclosing such compensation. In such cases, if a company discloses a legitimate reason why such compensation should not be disclosed, Cohen & Steers may vote for the nominees even if compensation is not disclosed.

Director and Officer Indemnification and Liability Protection

Cohen & Steers votes in favor of proposals providing indemnification for directors and officers for acts conducted in the normal course of business that is consistent with the laws of the jurisdiction of formation. Cohen & Steers also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, the director or officer acted in good faith and in the best interests of the company. Cohen & Steers votes against proposals that would expand indemnification beyond coverage of legal expenses to coverage of acts, such as gross negligence, that are violations of fiduciary obligations.

Directors’ Liability (non-U.S.)

These proposals ask shareholders to give discharge from responsibility for all decisions made during the previous financial year. Depending on the country, this resolution may or may not be legally binding, may not release the board from its legal responsibility, and does not necessarily eliminate the possibility of future shareholder action (although it does make such action more difficult to pursue).

Cohen & Steers will generally vote for the discharge of directors, including members of the management board and/or supervisory board, unless the board is not fulfilling its fiduciary duties as evidenced by:

•	A lack of oversight or actions by board members that amount to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest;

•

Any legal issues (e.g., civil/criminal) aimed to hold the board liable for past or current actions that constitute a breach of trust, such as price fixing, insider trading, bribery, fraud, or other illegal actions; or

•	Other egregious governance issues where shareholders are likely to bring legal action against the company or its directors.

Directors’ Contracts (non-U.S.)

Best market practice about the appropriate length of directors’ service contracts varies by jurisdiction. As such, Cohen & Steers votes these proposals on a case-by-case basis taking into account the best interests of the company and its shareholders and local market practice.

Compensation Proposals

Votes on Executive Compensation. “Say-on-Pay” votes are determined on a case-by-case basis taking into account the reasonableness of the company’s compensation structure and the adequacy of the disclosure.

Cohen & Steers generally votes against in circumstances where there are an unacceptable number of problematic pay practices including:

•	Poor linkage between executive pay and company performance and profitability;

•

The presence of objectionable structural features in the compensation plan, such as excessive perquisites, golden parachutes, tax-gross up provisions, and automatic benchmarking of pay in the top half of the peer group; and

•	A lack of proportionality in the plan relative to the company’s size and peer group.

Additional Disclosure of Executive and Director Pay (SP). Cohen & Steers generally votes for shareholder proposals that seek additional disclosure of executive and director pay information.

Frequency of Shareholder Votes on Executive Compensation. Cohen & Steers generally votes for annual shareholder advisory votes to approve executive compensation.

Golden Parachutes. In general, Cohen & Steers votes against golden parachutes because they impede potential takeovers that shareholders should be free to consider. Cohen & Steers opposes the use of employment agreements that result in excessive cash payments and generally withhold our vote at the next shareholder meeting for directors who approved golden parachutes.

In the context of an acquisition, merger, consolidation, or proposed sale, Cohen & Steers votes on a case-by-case basis on proposals to approve golden parachute payments. Factors that may result in a vote against include:

•	Potentially excessive severance payments;

•	Agreements that include excessive excise tax gross-up provisions;

•	Single-trigger payments upon a change in control (“CIC”), including cash payments and the acceleration of performance-based equity despite the failure to achieve performance measures;

•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•	Recent amendments or other changes that may make packages so attractive as to encourage transactions that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Non-Executive Director Remuneration (non-U.S.). Cohen & Steers evaluates these proposals on a case-by-case basis taking into account the remuneration mix and the adequacy of the disclosure. Cohen & Steers believes that non-executive directors should be compensated with a mix of cash and equity to align their interests with the interests of shareholders. The details of such remuneration should be fully disclosed and provided with sufficient time for us to consider our vote.

Approval of Annual Bonuses for Directors and Statutory Auditors (JAPAN). Cohen & Steers generally supports the payment of annual bonuses to directors and statutory auditors except in cases of scandals or extreme underperformance.

Equity Compensation Plans. Votes on proposals related to compensation plans are determined on a case-by-case basis taking into account plan features and equity grant practices, where positive factors may counterbalance negative factors (and vice versa), as evaluated based on three pillars:

•

Plan Cost: the total estimated cost of the company’s equity plans relative to industry/market cap peers measured by the company’s estimated shareholder value transfer (SVT) in relation to peers, considering:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

•	SVT based only on new shares requested plus shares remaining for future grants.

•	Plan Features:

•	Automatic single-trigger award vesting upon a CIC;

•	Discretionary vesting authority;

•	Liberal share recycling on various award types; and

•	Minimum vesting period for grants made under the plan.

•	Grant Practices:

•	The company’s three year burn rate relative to its industry/market cap peers;

•	Vesting requirements for most recent CEO equity grants (3-year look-back);

•	The estimated duration of the plan based on the sum of shares remaining available and the new shares requested divided by the average annual shares granted in the prior three years;

•	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

•	Whether the company maintains a claw-back policy; and

•	Whether the company has established post exercise/vesting shareholding requirements.

Cohen & Steers generally votes against compensation plan proposals if the combination of factors indicates that the plan, overall is not, in the interests of shareholders, or if any of the following apply:

•	Awards may vest in connection with a liberal CIC;

•	The plan would permit re-pricing or cash buyout of underwater options without shareholder approval;

•	The plan is a vehicle for problematic pay practices or a pay-for-performance disconnect; or

•	Any other plan features that are determined to have a significant negative impact on shareholder interests.

Equity Compensation Plans (non-U.S.). Cohen & Steers evaluates these proposals on a case-by-case basis. Share option plans should be clearly explained and fully disclosed to both shareholders and participants and put to shareholders for approval. Each director’s share options should be detailed, including exercise prices, expiration dates and the market price of the shares at the date of exercise. They should take into account appropriate levels of dilution. Options should vest in reference to challenging performance criteria, which are disclosed in advance. Share options should be fully expensed so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be disclosed to shareholders.

Long-Term Incentive Plans (non-U.S.). A long-term incentive plan refers to any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

Cohen & Steers evaluates these proposals on a case-by-case basis. Cohen & Steers generally votes in favor of plans with robust incentives and challenging performance criteria that are fully disclosed to shareholders in advance and vote against plans that are excessive or contain easily achievable performance metrics or where there is excessive discretion delegated to remuneration committees. Cohen & Steers would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the plan participants. Cohen & Steers will also vote against proposals that lack sufficient disclosure.

Transferable Stock Options. Cohen & Steers evaluates on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including the cost of the proposal and alignment with shareholder interests.

Approval of Cash or Cash-and-Stock Bonus Plans. Cohen & Steers votes to approve cash or cash-and-stock bonus plans that seek to exempt executive compensation from limits on deductibility imposed by Section 162(m) of the Internal Revenue Code.

Employee Stock Purchase Plans. Cohen & Steers votes for the approval of employee stock purchase plans, although Cohen & Steers generally believes the discounted purchase price should not exceed 15% of the current market price.

401(k) Employee Benefit Plans. Cohen & Steers votes for proposals to implement a 401(k) savings plan for employees.

Pension Arrangements (non-U.S.). Cohen & Steers evaluates these proposals on a case-by-case basis. Pension arrangements should be transparent and cost-neutral to shareholders. Cohen & Steers believes it is inappropriate for executives to participate in pension arrangements that are materially different than those offered to other employees (such as continuing to participate in a final salary arrangement when employees have been transferred to a money purchase plan). One-off payments into individual director’s pension plans, changes to pension entitlements, and waivers concerning early retirement provisions must be fully disclosed and justified to shareholders.

Stock Ownership Requirements (SP). Cohen & Steers supports proposals requiring senior executives and directors to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), which may include restricted stock or restricted stock units.

Stock Holding Periods (SP). Cohen & Steers generally votes against proposals requiring executives to hold stock received upon option exercise for a specific period of time.

Recovery of Incentive Compensation (SP). Cohen & Steers generally votes for proposals to recover incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the award of incentive compensation.

Capital Structure Changes and Anti-Takeover Proposals

Increase to Authorized Shares. Cohen & Steers generally votes for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Blank Check Preferred Stock. Cohen & Steers generally votes against proposals authorizing the creation of new classes of preferred stock without specific voting, conversion, distribution and other rights, and proposals to increase the number of authorized blank check preferred shares. Cohen & Steers may vote in favor of these proposals if Cohen & Steers receives reasonable assurances that (i) the preferred stock was authorized by the board for legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to us.

Pre-Emptive Rights. Cohen & Steers generally votes against the issuance of equity shares with pre-emptive rights. However, Cohen & Steers may vote for shareholder pre-emptive rights where such pre-emptive rights are necessary taking into account the best interests of the company’s shareholders. In addition, we acknowledge that international local practices may call for shareholder pre-emptive rights when a company seeks authority to issue shares (e.g., UK authority for the issuance of only up to 5% of outstanding shares without pre-emptive rights). While Cohen & Steers prefers that companies be permitted to issue shares without pre-emptive rights, in deference to international local practices, Cohen & Steers will approve issuance requests with pre-emptive rights.

Dual Class Capitalizations. Because classes of common stock with unequal voting rights limit the rights of certain shareholders, Cohen & Steers votes against the adoption of a dual or multiple class capitalization structure. Cohen & Steers supports the one-share, one-vote principle for voting.

Restructurings/Recapitalizations. Cohen & Steers reviews proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. In voting, Cohen & Steers considers the following:

•	Dilution: how much will the ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change in control: will the transaction result in a change in control of the company?

•	Bankruptcy: generally approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs. Cohen & Steers generally votes in favor of such programs where the repurchase would be in the long-term best interests of shareholders and where we believe that this is a good use of the company’s cash.

Cohen & Steers will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.

Targeted Share Placements (SP). Cohen & Steers votes these proposals on a case-by-case basis. These proposals ask companies to seek shareholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement of a large block of voting stock in an employee stock option plan, parent capital fund or with a single friendly investor, with the aim of protecting the company against a hostile tender offer.

Shareholder Rights Plans. Cohen & Steers reviews proposals to ratify shareholder rights plans on a case-by-case basis taking into consideration the length of the plan.

Shareholder Rights Plans (JAPAN). Cohen & Steers reviews proposals on a case-by-case basis examining not only the features of the plan itself but also factors including share price movements, shareholder composition, board composition, and the company’s announced plans to improve shareholder value.

Reincorporation Proposals. Proposals to change a company’s jurisdiction of incorporation are examined on a case-by-case basis. When evaluating such proposals, Cohen & Steers reviews management’s rationale for the proposal, changes to the charter/bylaws, and differences in the applicable laws governing the companies.

Voting on State Takeover Statutes (SP). Cohen & Steers reviews on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions and disgorgement provisions). In voting on these proposals, Cohen & Steers takes into account whether the proposal is in the long-term best interests of the company and whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Mergers and Corporate Restructurings

Mergers and Acquisitions. Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account the anticipated financial and operating benefits, offer price (cost vs. premium), prospects of the combined companies, how the deal was negotiated and changes in corporate governance and their impact on shareholder rights.

Cohen & Steers votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination.

Nonfinancial Effects of a Merger or Acquisition. Some companies have proposed charter provisions that specify that the board of directors may examine the nonfinancial effects of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. Cohen & Steers generally vote against proposals to adopt such charter provisions. Directors should base their decisions solely on the financial interests of the shareholders.

Spin-offs. Cohen & Steers evaluates spin-offs on a case-by-case basis taking into account the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales. Cohen & Steers evaluates asset sales on a case-by-case basis taking into account the impact on the balance sheet/working capital, value received for the assets, and potential elimination of diseconomies.

Liquidations. Cohen & Steers evaluates liquidations on a case-by-case basis taking into account management’s efforts to pursue other alternatives, appraisal value of the assets, and the compensation plan for executives managing the liquidation.

Issuance of Debt (non-U.S.). Cohen & Steers evaluates these proposals on a case-by-case basis. Reasons for increased bank borrowing powers are numerous and varied, including allowing for normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defense. Cohen & Steers generally votes in favor of proposals that will enhance a company’s long-term prospects. Cohen & Steers votes against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, issuances that would result in the company reaching an unacceptable level of financial leverage or a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defense.

Ratification of Auditors

Cohen & Steers generally votes for proposals to ratify auditors, auditor remuneration and/or proposals authorizing the board to fix audit fees, unless:

•	an auditor has a financial interest in or association with the company, and is therefore not independent;

•	there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	the name of the proposed auditor and/or fees paid to the audit firm are not disclosed by the company prior to the meeting;

•	the auditors are being changed without explanation; or

•	fees paid for non-audit related services are excessive and/or exceed fees paid for audit services or limits set by local best practice recommendations or law.

Where fees for non-audit services include fees related to significant one-time capital structure events, initial public offerings, bankruptcy emergence, and spinoffs, and the company makes public disclosure of the amount and nature of those fees, then such fees may be excluded from the non-audit fees considered in determining whether non-audit related fees are excessive.

Auditor Rotation

Cohen & Steers evaluates auditor rotation proposals on a case-by-case basis taking into account the following factors: the tenure of the audit firm; establishment and disclosure of a review process whereby the auditor is regularly evaluated for both audit quality and competitive pricing; length of the rotation period advocated in the proposal; and any significant audit related issues.

Auditor Indemnification

Cohen & Steers generally votes against auditor indemnification and limitation of liability. However, Cohen & Steers recognizes there may be situations where indemnification and limitations on liability may be appropriate.

Annual Accounts and Reports (non-U.S.)

Annual reports and accounts should be detailed and transparent and should be submitted to shareholders for approval in a timely manner as prescribed by law. They should meet accepted reporting standards such as those prescribed by the International Accounting Standards Board (IASB).

Cohen & Steers generally approves proposals relating to the adoption of annual accounts provided that:

•	The report has been examined by an independent external accountant and the accuracy of material items in the report is not in doubt;

•	The report complies with legal and regulatory requirements and best practice provisions in local markets;

•	the company discloses which portion of the remuneration paid to the external accountant relates to auditing activities and which portion relates to non-auditing advisory assignments;

•	A report on the implementation of risk management and internal control measures is incorporated, including an in-control statement from company management;

•

A report should include a statement of compliance with relevant codes of best practice for markets where they exist (e.g. for UK companies a statement of compliance with the Corporate Governance Code should be made, together with detailed explanations about any area(s) of non-compliance);

•	A conclusive response is given to all queries from shareholders; and

•	Other concerns about corporate governance have not been identified.

Appointment of Internal Statutory Auditor (JAPAN)

Cohen & Steers evaluates these proposals on a case-by-case basis taking into account the work history of each nominee. If the nominee is designated as independent but has worked the majority of his or her career for one of the company’s major shareholders, lenders, or business partners, Cohen & Steers considers the nominee affiliated and will withhold support.

Shareholder Access and Voting Proposals

Proxy Access. Cohen & Steers reviews proxy access proposals on a case-by-case basis taking into account the parameters of proxy access use in light of a company’s specific circumstances. Cohen & Steers generally supports proposals that provide shareholders with a reasonable opportunity to use the right without stipulating overly restrictive or onerous parameters for use and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company or investors seeking to take control of the board.

Bylaw Amendments. Cohen & Steers votes on a case-by-case basis on proposals requesting companies grant shareholders the ability to amend bylaws. Similar to proxy access, Cohen & Steers generally supports proposals that provide assurances that this right will not be subject to abuse by short-term investors or investors without a substantial investment in a company.

Reimbursement of Proxy Solicitation Expenses (SP). In the absence of compelling reasons, Cohen & Steers will generally not support such proposals.

Shareholder Ability to Call Special Meetings (SP). Cohen & Steers votes on a case-by-case basis on proposals requesting companies amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings.

Shareholder Ability to Act by Written Consent (SP). Cohen & Steers generally votes against proposals to allow or facilitate shareholder action by written consent to provide reasonable protection of minority shareholder rights.

Shareholder Ability to Alter the Size of the Board. Cohen & Steers generally votes for proposals that seek to fix the size of the board and vote against proposals that give the board the ability to alter the size of the board without shareholder approval. While Cohen & Steers recognizes the importance of such proposals, these proposals may be set forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to management of the company.

Cumulative Voting (SP). Having the ability to cumulate votes for the election of directors (i.e., to cast more than one vote for a director) generally increases shareholders’ rights to effect change in the management of a company. However, Cohen & Steers acknowledges that cumulative voting promotes special candidates who may not represent the interests of all, or even a majority, of shareholders. Therefore, when voting on proposals to institute cumulative voting, Cohen & Steers evaluates all facts and circumstances surrounding such proposal and generally vote against cumulative voting where the company has good corporate governance practices in place, including majority voting for director elections and a de-classified board.

Supermajority Vote Requirements (SP). Cohen & Steers generally supports proposals that seek to lower supermajority voting requirements.

Confidential Voting. Cohen & Steers votes for proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as such proposals permit management to request that dissident groups honor its confidential voting policy in the case of proxy contests.

Date/Location of Meeting (SP). Cohen & Steers votes against shareholder proposals to change the date or location of the shareholders’ meeting.

Adjourn Meeting if Votes Are Insufficient. Cohen & Steers generally votes against open-end requests for adjournment of a shareholder meeting. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out, the adjournment request will be supported.

Disclosure of Shareholder Proponents (SP). Cohen & Steers votes for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

Environmental and Social Proposals

Cohen & Steers believes that well-managed companies should be identifying, evaluating and assessing environmental and social issues and, where material to its business, managing exposure to environmental and social risks related to these issues. When considering manegement or shareholder proposals relating to these issues, because of the diverse nature of environmental and social proposals, Cohen & Steers evaluates these proposals on a case-by-case basis. The principles guiding our evaluation of these proposals include, but are not limited to:

•

The current level of publicly available disclosure from the company or other publicly available sources, including if the company already discloses similar information through existing reports or policies;

•	Whether implementation of a proposal is likely to enhance or protect shareholder value;

•	Whether a proposal can be implemented at a reasonable cost;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	What other companies in the relevant industry have done in response to the issue addressed in the proposal; and

•	Whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Environmental Proposals (SP). Cohen & Steers acknowledges that environmental considerations can pose significant investment risks and opportunities. Therefore, Cohen & Steers generally votes in favor of proposals requesting a company disclose information that will aid in the determination of material environmental issues impacting the company and, where material to its business, how the company is managing exposure to environmental risks related to these issues, taking into consideration the following factors:

•	The general factors listed above; and

•	Whether the issues presented have already been effectively dealt with through governmental regulation or legislation.

In particular in relation to climate-related risk and opportunities material to its business, we expect companies to help their investors understand how they may be impacted by such risk and opportunities, and how these factors are considered within strategy in a manner consistent with the company’s business model and sector. The principles guiding our evaluation of these proposals are:

•	The general factors listed above;

•

The transition and physical risks the company faces related to climate change on its operations and investment in terms of the impact on its business and financial condition, including the company’s related disclosures;

•	How the company identifies, measures and manages such risks; and

•	The company’s approach to climate-related risk as part of governance, strategy, risk management, and metrics and targets.

Social Proposals (SP). Cohen & Steers acknowledges that social considerations can pose significant risks and opportunities. There, Cohen & Steers general votes in favor of proposals requesting a company disclose information that will aid in the determination of material social issues impacting the company and, where material to its business, how the company is managing exposure to social risks related to these issues.

Cohen & Steers believes board and workforce diversity are beneficial to the decision-making process and can enhance long-term profitability. Therefore, Cohen & Steers generally votes in favor of proposals that seek to increase board and workforce diversity including, but not limited to, diversity of gender, ethnicity, race and background. Cohen & Steers votes all other social proposals on a case-by-case basis, including, but not limited to, proposals related to political and charitable contributions, lobbying, and gender equality and the gender pay gap.

Miscellaneous Proposals

Bundled Proposals. Cohen & Steers reviews on a case-by-case basis bundled or “conditioned” proposals. For items that are conditioned upon each other, Cohen & Steers examines the benefits and costs of the bundled items. In instances where the combined effect of the conditioned items is not in shareholders’ best interests, Cohen & Steers votes against such proposals. If the combined effect is positive, Cohen & Steers supports such proposals. In the case of bundled director proposals, Cohen & Steers will vote for the entire slate only if Cohen & Steers would have otherwise voted for each director on an individual basis.

Other Business. Cohen & Steers generally votes against proposals to approve other business where Cohen & Steers cannot determine the exact nature of the proposal(s) to be voted on.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Information pertaining to the portfolio managers of the registrant, as of October 31, 2022, is set forth below.

William F. Scapell • Vice President • Portfolio manager since inception	Executive Vice President of C&S since 2014. Prior to that, Senior Vice President of C&S since 2003.

Elaine Zaharis-Nikas • Vice President • Portfolio manager since inception	Senior Vice President of C&S since 2014. Prior to that, Vice President of C&S since 2005.

Jerry Dorost • Portfolio manager since inception	Senior Vice President of C&S since 2019. Prior to that, Vice President of C&S since 2010.

C&S utilizes a team-based approach in managing the registrant. Mr. Scapell directs and supervises the execution of the registrant’s investment strategy, and leads and guides the other members of the team.

Each portfolio manager listed above manages other investment companies and/or investment vehicles and accounts in addition to the registrant. The following tables show, as of October 31, 2022, the number of other accounts each portfolio manager managed in each of the listed categories and the total assets in the other accounts managed within each category.

William F. Scapell	Number of accounts	Total assets

• Registered investment companies	13	$20,400,633,752

• Other pooled investment vehicles	17	$2,897,857,451

• Other accounts	23	$2,971,348,487

Elaine Zaharis-Nikas	Number of accounts	Total assets

• Registered investment companies	11	$17,695,855,236

• Other pooled investment vehicles	16	$2,877,613,729

• Other accounts	21	$2,503,129,318

Jerry Dorost	Number of accounts	Total assets

• Registered investment companies	9	$14,451,062,534

• Other pooled investment vehicles	16	$2,877,613,729

• Other accounts	21	$2,503,129,318

Share Ownership. The following table indicates the dollar range of securities of the registrant owned by the registrant’s portfolio managers as of October 31, 2022:

Dollar Range of Securities Owned
William F. Scapell	$50,001 - $100,000
Elaine Zaharis-Nikas	$100,001 - $500,000
Jerry Dorost	None

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio manager’s management of the registrant’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the registrant and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the registrant and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the registrant.

In some cases, another account managed by a portfolio manager may provide more revenue to the registrant’s investment advisor. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the investment advisor strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the investment advisor to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of the registrant’s investment advisor and its affiliated companies (the “CNS Accounts”). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of the investment advisor however not to put the interests of the CNS Accounts ahead of the interests of client accounts. The investment advisor may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. In the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.

Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if the portfolio manager, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

Advisor Compensation Structure. Compensation of the investment advisor’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) annual stock-based compensation consisting generally of restricted stock units of the investment advisor’s parent, CNS. The investment advisor’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of the investment advisor’s investment professionals is reviewed primarily on an annual basis.

Method to Determine Compensation. The registrant’s investment advisor compensates its portfolio managers based primarily on the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. C&S uses a variety of benchmarks to evaluate each portfolio managers’ performance for compensation purposes, including the ICE BofA 7% Constrained DRD Eligible Preferred Securities Index, the Bloomberg Barclays US Aggregate Bond Index and other broad based indexes based on the asset classes managed by each portfolio manager. In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the fund’s and account’s success in achieving this objective. For portfolio managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. The investment advisor has three funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of the investment advisor varies in line with the portfolio manager’s seniority and position with the firm.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the investment advisor and CNS. While the annual salaries of the investment advisor’s portfolio managers are fixed, cash bonuses and stock based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The Fund did not engage in any securities lending activity during the fiscal year ended October 31, 2022.

(b)	The Fund did not engage in any securities lending activity and did not engage a securities lending agent during the fiscal year ended October 31, 2022.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

(c) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	December 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj Title: Principal Financial Officer (Treasurer and Chief Financial Officer)

Date:	December 29, 2022